UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc. 6410 Poplar Avenue, Suite 900 Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc. 6410 Poplar Ave., Suite 900 Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013.

Item 1.	Longleaf Partners Funds Annual Report at December 31, 2013.

Partners Fund
Small-Cap Fund
International Fund
Global Fund

December 31, 2013

Cautionary Statement

One of Southeastern’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800)445-9469 or go to longleafpartners.com for current performance information and for the Prospectus and

Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses.

The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.

When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

© 2014 Southeastern Asset Management, Inc. All Rights Reserved.

Longleaf, Longleaf Partners Funds and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust. Southeastern Asset Management, Inc. is a registered trademark.

Longleaf Partners Funds	¡	1

Letter To Our Shareholders

We are pleased to report 2013 returns. The Partners Fund gained 32.1%, Small-Cap 30.5%, International 28.1%, and Global 28.4%. These results mean that your capital compounded at exceptional rates as each of the Longleaf Partners Funds more than doubled our absolute return goal of inflation plus 10%. The International and Global Funds exceeded their benchmark indices; the Partners Fund approximated the S&P 500; and Small-Cap lagged the Russell 2000 because of the Fund’s large cash position. While the Global Fund just completed its first year of operation, each of the longer established Funds delivered double-digit average annual returns over the last five years, and all three outperformed their indices since inception.

Cumulative Returns at December 31, 2013

	Since Inception	20 Year	15 Year	Ten Year	Five Year	One Year	4Q
Partners Fund (Inception 4/8/87)	1751.29%	644.70%	202.20%	79.86%	170.85%	32.12%	9.75%

S&P 500 Index	1063.85	483.53	98.54	104.30	128.19	32.39	10.51

Small-Cap Fund (Inception 2/21/89)	1371.59	970.43	358.26	167.41	198.20	30.45	5.65

Russell 2000 Index	963.63	489.14	236.29	138.31	149.69	38.82	8.72

International Fund (Inception 10/26/98)	291.93	na	259.51	75.86	73.38	28.14	6.89

EAFE Index	112.60	na	94.57	95.09	79.69	22.78	5.71

Global Fund (Inception 12/27/12)	28.40	na	na	na	na	28.40	9.18

MSCI World Index	26.89	na	na	na	na	26.68	8.00

Average Annual Returns at December 31, 2013

	Since Inception	20 Year	15 Year	Ten Year	Five Year	One Year
Partners Fund (Inception 4/8/87)	11.54%	10.56%	7.65%	6.05%	22.05%	32.12%

S&P 500 Index	9.61	9.22	4.68	7.41	17.94	32.39

Small-Cap Fund (Inception 2/21/89)	11.42	12.58	10.68	10.34	24.42	30.45

Russell 2000 Index	9.98	9.27	8.42	9.07	20.08	38.82

International Fund (Inception 10/26/98)	9.41	na	8.90	5.81	11.63	28.14

EAFE Index	5.10	na	4.54	6.91	12.44	22.78

Global Fund (Inception 12/27/12)	28.05	na	na	na	na	28.40

MSCI World Index	26.65	na	na	na	na	26.68

During	the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since inception.

See pages 6, 12, 18 and 26 for additional performance information.

2	¡	Annual Report

Letter To Our Shareholders

We will exercise patience and discipline rather than add risk of capital loss by chasing prices.

Almost every investment positively contributed to performance in 2013, and the importance of good partners and strong businesses was evident. New leaders quickly improved operations and sold non-core assets to strengthen the balance sheets at Chesapeake, Hochtief , and Level 3. At Philips and Wendy’s, managements focused on the most profitable parts of their businesses while implementing successful programs to increase revenues and margins. We had major asset sales at premiums to our appraisals at Vodafone (Verizon Wireless stake) and Graham Holdings (The Washington Post). Competitively advantaged holdings continued to demonstrate the value of moats at FedEx, Melco, and Texas Industries. These holdings were among our largest contributors to performance, and they exemplify activity prevalent across most of our holdings throughout the year.

Two years ago, when fears about global uncertainty over sovereign debt and economic recession caused stocks to decline significantly in the third quarter, the final paragraph of our year-end letter contained an emphatic message about the opportunity embedded in our portfolios and that we anticipated exceptional returns.

The subsequent two years were outstanding for equity markets in general and for the Longleaf Funds with returns that far exceeded inflation plus 10%. The Partners Fund gained 54%, Small-Cap 60%, and International 55%. It is rare to generate absolute returns of this magnitude over such a short period, and we are pleased but not surprised at this outcome given our message at the end of 2011.

Today we face an interesting contrast in our performance outlook. While we believe that our returns will continue to meet our goal over the next decade, we expect shorter-term absolute results to be more measured than those indicated in our 2011 letter. Our businesses are not nearly as discounted as they were two years ago, and new investment opportunities that meet our deep-discount criteria are more limited than normal. We do expect, however, to deliver solid absolute returns and compare favorably to the indices going forward.

Two years ago we anticipated large absolute returns without regard to expectations about relative performance. But from this point, assuming stock price correlations trend lower toward long-term averages, we would normally perform better in relative terms. The following factors are the foundation for our relative strength.

•	We own a collection of competitively advantaged, industry-leading companies that produce large amounts of free cash flow (FCF);

•

We have more financial strength and flexibility across our holdings to potentially capture future opportunity after significant deleveraging over the last few years from a combination of our portfolio sales and our corporate partners’ divestitures and restructurings;

•	Our portfolios are trading for a meaningful discount to our conservative business appraisals;

•	We believe the values of our holdings should compound faster than the worth of the collection of businesses in the indices due to anticipated FCF retention and share buybacks at discounts to values;

•	We believe we are partnered with superior management teams who are good capital and operating stewards intelligently redeploying FCF;

•	We are committed to good governance and will engage with management should the need arise;

•	We have the flexibility to invest our portfolios where discounts exist, and are not handcuffed by geographic boundaries or index sector weights.

As we have during previous times when qualifying investments were scarce, cash was elevated, and P/Vs were higher than normal, we will exercise patience and discipline rather than add risk of capital loss by chasing prices for the sake of being invested over a short-term period. Our analysts are doing their homework,

Longleaf Partners Funds	¡	3

appraising businesses and assessing management teams to ensure that when an individual company disappoints, a stock stagnates against a rising value, or the market has a downdraft, we are ready to opportunistically take advantage of volatility and stock mispricing. We never know how the next qualifiers will come our way, but they do show up. The combination of what we own now and what will qualify in the future will determine our relative and absolute return success going forward.

A broad market pullback could provide our next qualifiers. We are not market prognosticators, but few markets around the globe can claim undervaluation, and many have pockets of overvaluation. In the event of a correction, short-term performance is likely to decline. Our long-term results, however, will benefit from a lower P/V as we are armed with a vetted wish list of businesses and ample cash to be liquidity providers when new opportunities or existing names are offered at less than 60% of our appraisals. Additionally, lower prices will allow management teams at our current holdings to use their balance sheet’s strength to execute repurchases at deeper discounts that build values per share more rapidly.

An addition to our research effort planned for 2014 may enhance our list of names that meet our qualitative requirements. We will access investment ideas generated by Pat Dorsey, who developed the “Economic Moat” analysis at Morningstar. In return, Southeastern will provide operational support for his new investment firm. With this partnership, Pat gains Southeastern’s back office expertise, and we expand our idea generation using a method more suited to our criteria than any black-box quantitative screen we could buy. Because Pat’s research fits with only the “Business” part of our “Business, People, Price” criteria, to the extent he surfaces companies with moats that are not already on our on-deck list, we will conduct the same diligence we would with any type of screen or new idea: perform a deep-dive analysis of the business, determine a conservative value, and rigorously assess management.

The qualitative strength of the businesses and management partners that drove our 2013 results remains firmly in place and should help us deliver strong relative results going forward as well as meet our absolute return objective over the long term. We believe that the values of our companies will be materially higher in five years. Additionally, we are continually pursuing new opportunities and are prepared to capitalize when qualifiers emerge. We are glad to be your largest partner in the Longleaf Partners Funds and appreciate your long-term investment commitment.

Happy New Year,

O. Mason Hawkins, CFA

Chairman & Chief Executive Officer

Southeastern Asset Management, Inc.

G. Staley Cates, CFA

President & Chief Investment Officer

Southeastern Asset Management, Inc.

February 10, 2014

4	¡	Annual Report	Partners Fund

Partners Fund Management Discussion

Longleaf Partners Fund produced strong absolute gains for the fourth quarter and the year, delivering 9.8% and 32.1%, respectively, and far surpassing our absolute annual goal of inflation plus 10%. The Fund’s 2013 results were 27 basis points behind the S&P 500 Index because of the short-term drag that our higher-than-normal cash level had on performance. The impact was more pronounced in the fourth quarter. More importantly, the Partners Fund significantly outperformed both our absolute goal and the benchmark over the last five years.

Cumulative Returns at December 31, 2013

	Since Inception	20 Year	15 Year	Ten Year	Five Year	One Year	4Q
Partners Fund
(Inception 4/8/87)	1751.29%	644.70%	202.20%	79.86%	170.85%	32.12%	9.75%

S&P 500 Index	1063.85	483.53	98.54	104.30	128.19	32.39	10.51

See page 6 for additional performance information.

Chesapeake Energy was the largest contributor in 2013, up 59%. Together with new CEO Doug Lawler, the board that we helped seat in 2012 is instilling financial and operating discipline into the company. Over the last 19 months, the company reduced SG&A, sold a number of non-core assets, decreased capex, and committed to living within its cash flow in 2014. The company is focusing on its strong assets in the Eagle Ford, Marcellus, and Utica plays in order to grow production profitably. Even after the stock’s gains, Chesapeake’s oil and gas reserves sell for a discount to our appraisal. That appraisal would grow significantly in the long-term bull case for low cost natural gas replacing coal for power generation, fostering manufacturing renewal in the U.S., displacing some oil as a transportation fuel, and becoming a major export.

FedEx was a leading performer for the fourth quarter and the year, gaining 26% and 57%, respectively. Major cost initiatives gained traction as the company’s Express unit grew margins by 1.4% in its most recent quarter. The Ground unit delivered strong growth with volume increases from e-commerce and higher pricing. FedEx repurchased 7.2 million shares, a 10% annualized pace. The stock’s increase in the fourth quarter followed news that the company would begin a new 32 million share repurchase program. Management’s operating success and capital allocation combined to build the company’s worth through the year.

The shareholder approval of Dell’s management buyout generated a positive return of 31% for 2013 in spite of the disappointing investment outcome. Philips gained 44% during the year. CEO Frans Van Houten and CFO Ron Wirahadiraksa completed a €2bn stock buyback at discounted prices, as well as delivered higher margins as planned. Philips’ management team is pursuing additional cost reductions and believes the company has strong revenue and margin potential over the next two to three years in all three primary businesses: medical, lighting, and consumer lifestyle. They signaled their confidence in the future value growth of the business by announcing another €1.5bn share buyback.

For Aon, the world’s largest insurance broker and a leading benefits manager, increasing cash flow and healthy share repurchases helped our position gain 53% for the year. As noted in our third quarter commentary, higher interest rates should improve fiduciary income and help close the pension gap. Aon’s private health care exchange for corporate employees gained critical mass with the addition of Walgreens to the client base. CEO Greg Case and his management team have built value per share through their customer-focused, shareholder-oriented leadership.

Partners Fund	Longleaf Partners Funds	¡	5

Level 3 Communications was a key contributor in the fourth quarter, adding 24% and boosting 2013 gains to 44%. The company reported strong results following the appointment of Jeff Storey as CEO in April. Revenue growth and significant cost reductions improved margins. The company also refinanced $2.6 billion in debt. Large internet-based companies looking to control their customer connections highlighted the value of Level 3’s dark fiber, which is not reflected in revenues. As management continues to execute, value growth should be meaningful. Growing revenues will especially benefit Level 3 given its fixed-cost asset base, lower-than-average maintenance capital spending, and minimal tax liability.

The Fund had no detractors in the fourth quarter. Only one position declined in the year – potash and phosphate producer Mosaic. We bought and exited the stock in the third quarter when potash prices collapsed and changed our case.

In the fourth quarter, we trimmed several positions but made no new purchases or full sales. During the year, we added Murphy Oil in the first quarter and Cheung Kong in the second quarter. We sold four full positions: Disney and Franklin Resources in the first quarter and Dell and Cemex in the third quarter.

Following the Fund’s strong performance, the P/V ended the year in the low-80s%. Our 21% cash level (effectively under 17% considering the Aon risk reversal) is higher than we would prefer, yet we will not compromise our deep discount criteria just to be fully invested. Our research indicates that, historically, our holding cash levels over 15% has not penalized investors over subsequent five and ten year periods when compared to the indexes. In fact, holding cash has been a benefit to the extent it has permitted buying discounted names. Going forward, our patience and discipline should enable us to buy new qualifiers. In the interim, we are happy owners of a portfolio filled with many industry leaders and capable management partners who are building value per share.

The steep rise in stocks has turned the environment from one where discounts were abundant two years ago to one where more caution is warranted. Notably, the underlying leverage in the portfolio decreased in 2013. We sold Cemex and trimmed Chesapeake and Vulcan as prices rose. In addition to reducing our exposure to more levered businesses, we added strongly capitalized Cheung Kong. Within our portfolio companies, our CEO partners increased financial strength by selling assets, cutting costs, and reducing debt at Chesapeake, Level 3, and Bank of New York Mellon. In an environment priced for only good news, we believe that having lower leverage exposure is appropriate.

While we are not surprised by our strong 2013 results, we caution our partners not to expect annual 30+% performance over the next decade. With the liquidity we have to purchase the next compelling opportunities and the quality of our current holdings, we have confidence in our ability to meet our goal of inflation plus 10% over the long term.

...a portfolio filled with many industry leaders and capable management partners who are building value per share.

6	¡	Annual Report	Partners Fund

Performance History

Comparison of Change in Value of $10,000 Investment

Since Inception April 8, 1987

Average Annual Returns for the Periods Ended December 31, 2013

	Since Inception 4/8/87	20 Year	15 Year	Ten Year	Five Year	One Year
Partners Fund	11.54%	10.56%	7.65%	6.05%	22.05%	32.12%

S&P 500 Index	9.61	9.22	4.68	7.41	17.94	32.39

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fund performance and that of the S&P 500 Index is shown with all dividends and distributions reinvested. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. This index is unmanaged. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or visit longleafpartners.com for more current performance information. The Partners Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held may be more volatile than those of larger companies. The annual expense ratio for the Fund is 0.92%.

Partners Fund	Longleaf Partners Funds	¡	7

Portfolio Summary

Portfolio Holdings at December 31, 2013

		Net Assets
Investments		78.2%

Loews Corporation	7.8

Chesapeake Energy Corporation (Common & Preferred)	7.2

FedEx Corporation	6.9

Level 3 Communications, Inc.	5.8

The Bank of New York Mellon Corporation	5.8

Cheung Kong Holdings Limited	5.4

CONSOL Energy Inc.	5.2

DIRECTV	5.0

Mondelez International, Inc.	4.9

Koninklijke Philips N.V.	4.9

Abbott Laboratories	4.3

Murphy Oil Corporation	3.9

Berkshire Hathaway Inc.	3.8

The Travelers Companies, Inc.	3.4

Vulcan Materials Company	2.7

Aon plc (Common & Options)	1.2

Cash Reserves		21.2

Other Assets and Liabilities, net		0.6

		100.0%

Portfolio Changes

January 1, 2013 through December 31, 2013

New Holdings	Quarter
Cheung Kong Holdings Limited	2Q

The Mosaic Company	3Q

Murphy Oil Corporation	1Q

Eliminations
Cemex S.A.B. de C.V. Convertible Subordinated Notes	3Q

Dell Inc.	3Q

Franklin Resources, Inc.	1Q

The Mosaic Company	3Q

Murphy USA Inc. (Murphy Oil Corporation)(a)	3Q

The Walt Disney Company	1Q

(a)	Resulting from corporate action (associated holding)

8	¡	Annual Report	Partners Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation	4,136,612	$594,720,707	6.9%

Capital Markets
The Bank of New York Mellon Corporation	14,258,600	498,195,484	5.8

Construction Materials
Vulcan Materials Company(b)	3,954,016	234,947,631	2.7

Diversified Financial Services
Berkshire Hathaway Inc. – Class B*	2,740,320	324,892,339	3.8

Diversified Telecommunication Services
Level 3 Communications, Inc.*(b)	15,026,565	498,431,161	5.8

Food Products
Mondelez International, Inc. – Class A	11,947,000	421,729,100	4.9

Health Care Equipment & Supplies
Abbott Laboratories	9,696,076	371,650,593	4.3

Industrial Conglomerates
Koninklijke Philips N.V. (Foreign)	8,818,600	323,251,612	3.8
Koninklijke Philips N.V. ADR (Foreign)	2,643,400	97,726,498	1.1

		420,978,110	4.9

Insurance
Aon plc (Foreign)	774,841	65,001,411	0.7
Loews Corporation	13,853,000	668,268,720	7.8
The Travelers Companies, Inc.	3,194,185	289,201,510	3.4

		1,022,471,641	11.9

Media
DIRECTV*	6,174,300	426,582,387	5.0

Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation	18,608,927	505,046,279	5.9
CONSOL Energy Inc.(b)	11,692,000	444,763,680	5.2
Murphy Oil Corporation	5,178,829	336,002,426	3.9

		1,285,812,385	15.0

Real Estate Management & Development
Cheung Kong Holdings Limited (Foreign)	29,439,900	464,702,650	5.4

Total Common Stocks (Cost $4,462,999,897)		6,565,114,188	76.4

Preferred Stock
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation Convertible Preferred Stock 5.75%	56,500	66,069,688	0.7
Chesapeake Energy Corporation Convertible Preferred Stock –Series A 5.75%	45,480	52,813,650	0.6

Total Preferred Stocks (Cost $83,894,895)		118,883,338	1.3

See Notes to Financial Statements

Partners Fund	Longleaf Partners Funds	¡	9

continued

Options Purchased

	Share Equivalents	Market Value	% of Net Assets
Insurance
Aon plc Call, 9/30/15, with J.P. Morgan, Strike Price $80 (Foreign) (Cost $30,018,783)	5,303,672	$53,885,308	0.6%

Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.0% due 1/2/14, Repurchase price $299,433,000 (Collateral: 270,540,000 U.S. Treasury Bond, 3.79% due 8/15/39, Value $305,423,428)	299,433,000	299,433,000	3.5
U.S. Treasury Bills, 0.01% – 0.05% due 1/23/14 to 4/24/14	1,525,000,000	1,524,844,750	17.7

Total Short-Term Obligations (Cost $1,824,282,674)		1,824,277,750	21.2

Total Investments (Cost $6,401,196,249)(a)		8,562,160,584	99.5
Options Written		(10,713,417)	(0.1)
Other Assets and Liabilities, Net		49,094,590	0.6
Net Assets		$8,600,541,757	100.0%
Net asset value per share		$33.75

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $6,406,058,009. Net unrealized appreciation of $2,160,964,335 consists of unrealized appreciation and depreciation of $2,188,712,765 and $(27,748,430), respectively.

(b)	Affiliated issuer during the period. See Note 7.

Note: Companies designated as “Foreign” are headquartered outside the U.S. and represent 12% of net assets.

Options Written

	Share Equivalents	Unrealized Gain	Market Value	% of Net Assets
Insurance
Aon plc Put, 9/30/15, with J.P. Morgan, Strike Price $65 (Foreign) (Premiums received $22,858,826)	(5,303,672)	$12,145,409	$(10,713,417)	(0.1)%

See Notes to Financial Statements

10	¡	Annual Report	Small-Cap Fund

Small-Cap Fund Management Discussion

Longleaf Partners Small-Cap Fund delivered strong absolute performance for the fourth quarter and the year, advancing 5.7% and 30.5%, respectively, and far surpassing our absolute annual goal of inflation plus 10%. In spite of the solid absolute results, our higher-than-normal cash level caused the Fund to lag the Russell 2000 Index, which returned 8.7% for the fourth quarter and 38.8% for the year. The Fund consistently outperformed the Index for all longer time periods and almost doubled our absolute goal over the last five years.

Cumulative Returns at December 31, 2013

	Since Inception	20 Year	15 Year	Ten Year	Five Year	One Year	4Q
Small-Cap Fund (Inception 2/21/89)	1371.59%	970.43%	358.26%	167.41%	198.20%	30.45%	5.65%

Russell 2000 Index	963.63	489.14	236.29	138.31	149.69	38.82	8.72

See page 12 for additional performance information.

Texas Industries (TXI) led the Fund’s performance for the year with the combination of its 35% gain and overweight position. This cement producer posted improved results as the economy in Texas gained steam, driving higher volumes and prices. The company opened its new Hunter 2 plant, which also helped drive higher revenues. TXI will have additional Texas capacity available in 2014 and has upside when California demand turns.

Graham Holdings (the renamed Washington Post) gained 82% for the year after a 9% rise in the fourth quarter. The company sold The Washington Post at a premium to our appraisal in the third quarter, demonstrating the Graham family’s commitment to shareholder value and highlighting the company’s remaining education and media assets. Cost cutting at the Kaplan Higher Education unit and price increases at Cable One improved profitability throughout the year. In the fourth quarter, the company announced the sale of its headquarters building at an attractive price.

Wendy’s made substantial gains during the year, appreciating 91%. The company sold company owned stores, freeing up capital and cash flow. Additionally, management successfully introduced menu innovations and began to see the results from store revitalizations. As the stock rose closer to our appraisal, we scaled back the position.

Level 3 Communications was the largest contributor in the fourth quarter, adding 24% and boosting 2013 gains to 43%. The company reported strong results following the appointment of Jeff Storey as CEO in April. Revenue growth and significant cost reductions improved margins. The company also refinanced $2.6 billion in debt. Large internet-based companies looking to control their customer connections highlighted the value of Level 3’s dark fiber, which is not reflected in revenues. As management continues to execute, value growth should be meaningful. Growing revenues will especially benefit Level 3 given its fixed-cost asset base, lower-than-average maintenance capital spending, and minimal tax liability.

Global asset manager Legg Mason gained 31% in the fourth quarter and 71% for the year. The company experienced improved flows and grew assets under management with strong market appreciation. Legg Mason also repurchased a significant amount of stock during the year.

We bought Empire State Realty Trust in the fourth quarter, and it soon became a large contributor, rising 18%. The company has a strong portfolio of office buildings located primarily in Manhattan, with the Empire State Building being its flagship property. The building is one of several properties that are poised to increase occupancy and rents over the next several years. CEO Tony Malkin and

Small-Cap Fund	Longleaf Partners Funds	¡	11

his family are significant owners with a focus on building value per share.

We began buying Nuance Communications, a voice and imaging software company, in the fourth quarter but sold our small position after the company reported disappointing quarterly results with lower revenue and margins than we had anticipated. The name’s 15% decline made it the primary detractor in the quarter and one of only two holdings that were down in the year. Oil and gas exploration company Quicksilver, which we sold in the third quarter, was the other detractor in 2013. Uncertainty regarding how and at what price Quicksilver would monetize its non-cash-flowing assets altered our view of the company’s potential.

During 2013, the strong run up in stock prices led to more sales and trims in the Fund than buys. We bought five new positions and sold nine holdings. We initiated a position in Hopewell Holdings and OCI N.V. in the third quarter, and, as discussed earlier, we bought Empire State Realty Trust and Nuance in the fourth quarter as well as Rayonier. Most sales were a result of stock prices approaching our appraisal values, including Willis and Potlatch in the first quarter, Lamar Advertising and Madison Square Garden in the second quarter, and Saks, Service Corp., and Tribune in the third quarter.

The combination of transactions resulted in a 35% cash level at year-end. As large Fund owners, we would prefer to be more fully invested, but we will not compromise our deep discount criteria. Our research indicates that, historically, our holding cash levels over 15% has not penalized investors over subsequent five and ten year periods when compared to the indexes. In fact, holding cash has been a benefit to the extent it has permitted buying discounted names. Going forward, we anticipate converting the low-returning cash reserves into higher return opportunities as we identify companies that meet our criteria. In the interim, we own strong businesses with capable management partners who are building value per share. With a P/V in the mid-80s%, the portfolio trades at a discount to our conservative appraisals.

While we are not surprised by our strong 2013 results, we caution our partners not to expect annual 30+% performance over the next decade. With the liquidity we have to purchase the next compelling opportunities and the quality of our current holdings, we have confidence in our ability to meet our inflation plus 10% goal over the long term.

We own strong businesses with capable management partners who are building value per share.

12	¡	Annual Report	Small-Cap Fund

Performance History

Comparison of Change in Value of $10,000 Investment

Since Inception February 21, 1989

Average Annual Returns for the Periods Ended December 31, 2013

	Since Inception 2/21/89	20 Year	15 Year	Ten Year	Five Year	One Year
Small-Cap Fund	11.42%	12.58%	10.68%	10.34%	24.42%	30.45%

Russell 2000 Index	9.98	9.27	8.42	9.07	20.08	38.82

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fund performance and that of the Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or visit longleafpartners.com for more current performance information. The Small-Cap Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Smaller company stocks may be more volatile with less financial resources than those of larger companies. The annual expense ratio for the Fund is 0.91%.

Small-Cap Fund	Longleaf Partners Funds	¡	13

Portfolio Summary

Portfolio Holdings at December 31, 2013

		Net Assets
Investments		65.4%

Texas Industries, Inc.	12.5

Level 3 Communications, Inc.	7.0

Graham Holdings Company	6.9

Everest Re Group, Ltd.	5.5

Empire State Realty Trust, Inc.	4.5

Vail Resorts, Inc.	4.5

Fairfax Financial Holdings Limited	4.4

Scripps Networks Interactive, Inc.	4.3

tw telecom inc.	4.0

Legg Mason, Inc.	3.3

DineEquity, Inc.	2.5

Hopewell Holdings Limited	2.1

The Wendy’s Company	1.8

OCI N.V.	1.1

Martin Marietta Materials, Inc.	0.9

Rayonier Inc.	0.1

Cash Reserves		35.0

Other Assets and Liabilities, net		(0.4)

		100.0%

Portfolio Changes

January 1, 2013 through December 31, 2013

New Holdings	Quarter
Empire State Realty Trust, Inc.	4Q

Hopewell Holdings Limited	3Q

Nuance Communications, Inc.	4Q

OCI N.V.	3Q

Rayonier Inc.	4Q

Eliminations
Lamar Advertising Company	2Q

The Madison Square Garden Company	2Q

Nuance Communications, Inc.	4Q

Potlatch Corporation	1Q

Quicksilver Resources Inc.	3Q

Quicksilver Resources Inc. Senior Notes	3Q

Saks Incorporated	3Q

Saks Incorporated Convertible Notes	3Q

Service Corporation International	3Q

Tribune Company	3Q

Willis Group Holdings plc	1Q

14	¡	Annual Report	Small-Cap Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	Net Assets
Capital Markets
Legg Mason, Inc.	3,089,387	$134,326,547	3.3%

Construction & Engineering
OCI N.V.* (Foreign)	1,015,533	45,733,213	1.1

Construction Materials
Martin Marietta Materials, Inc.	386,952	38,671,983	0.9
Texas Industries, Inc.*(b)	7,510,757	516,589,866	12.5

		555,261,849	13.4

Diversified Consumer Services
Graham Holdings Company – Class B(b) (formerly The Washington Post Company – Class B)	428,000	283,900,960	6.9

Diversified Telecommunication Services
Level 3 Communications, Inc.*	8,662,900	287,348,393	7.0
tw telecom inc.*	5,382,000	163,989,540	4.0

		451,337,933	11.0

Hotels, Restaurants & Leisure
DineEquity, Inc.(b)	1,261,654	105,411,192	2.5
Vail Resorts, Inc.(b)	2,477,000	186,344,710	4.5
The Wendy’s Company(b)	8,410,411	73,338,784	1.8

		365,094,686	8.8

Industrial Conglomerates
Hopewell Holdings Limited (Foreign)	25,183,500	85,251,651	2.1

Insurance
Everest Re Group, Ltd. (Foreign)	1,449,600	225,949,152	5.5
Fairfax Financial Holdings Limited (Foreign)	458,700	183,138,863	4.4

		409,088,015	9.9

Media
Scripps Networks Interactive, Inc. – Class A	2,052,600	177,365,166	4.3

Real Estate Investment Trusts (REITs)
Empire State Realty Trust, Inc.(b)	12,270,850	187,744,005	4.5
Rayonier Inc.	77,324	3,255,340	0.1

		190,999,345	4.6

Total Common Stocks (Cost $1,717,172,787)		2,698,359,365	65.4

See Notes to Financial Statements

Small-Cap Fund	Longleaf Partners Funds	¡	15

continued

Short-Term Obligations

	Share Quantity	Market Value	Net Assets
Repurchase Agreement with State Street Bank, 0.0% due 1/2/14, Repurchase price $170,449,000 (Collateral: 153,925,000 U.S. Treasury Bonds, 3.79% due 8/15/39 to 2/15/40, Value $173,859,497)	170,449,000	$170,449,000	4.1%
U.S. Treasury Bills, 0.01% – 0.05% due 1/23/14 to 4/3/14	1,275,000,000	1,274,911,800	30.9

Total Short-Term Obligations (Cost $1,445,334,813)		1,445,360,800	35.0

Total Investments (Cost $3,162,507,600)(a)		4,143,720,165	100.4
Other Assets and Liabilities, Net		(17,086,757)	(0.4)
Net Assets		$4,126,633,408	100.0%
Net asset value per share		$32.46

*	Non-income producing security.

(a)

Also represents aggregate cost for federal tax purposes. Net unrealized appreciation of $981,212,565 consists of unrealized appreciation and depreciation of $987,175,344 and $(5,962,779), respectively.

(b)	Affiliated issuer during the period. See Note 7.

Note: Companies designated as “Foreign” are headquartered outside the U.S. and represent 13% of net assets.

See Notes to Financial Statements

16	¡	Annual Report	International Fund

International Fund Management Discussion

Longleaf Partners International Fund produced strong results for the fourth quarter and the year, gaining 6.9% and 28.1%, respectively. These results outpaced the EAFE Index’s 5.7% and 22.8% returns for the same periods and far exceeded our absolute annual goal of inflation plus 10%. The Fund also outperformed the benchmark for the 15+ years since inception.

Cumulative Returns at December 31, 2013

	Since Inception	15 Year	Ten Year	Five Year	One Year	4Q
International Fund (Inception 10/26/98)	291.93%	259.51%	75.86%	73.38%	28.14%	6.89%

EAFE Index	112.60	94.57	95.09	79.69	22.78	5.71

See page 18 for additional performance information.

Melco International gained 219% for the year after rising 37% in the fourth quarter. Through its joint venture in Macau casino operator Melco Crown, the company benefitted from the limited supply and large demand for Macau gaming. In the quarter, the company reported a 24% increase in overall revenue and a luck-adjusted 50% increase in year-over-year EBITDA (earnings before interest, taxes, depreciation, amortization). CEO Lawrence Ho, who is Melco’s largest shareholder, has focused the business on mass-market gamblers, a much more profitable segment than VIPs whose revenues are shared with junket operators. He is using capital to benefit from the acceleration in visitor arrivals and length of stays over the coming years by building Studio City and adding to City of Dreams. While Macau does seven times more gaming volume than Las Vegas, it currently has one-eighth the hotel rooms. The opening of the Macau-Hong Kong Bridge in 2016 will allow easy access to the Hong Kong Airport and provide travelers from Chinese cities on the eastern side of the Pearl River Delta a much quicker route to Macau, bringing more customers. Despite the strong price appreciation during the year, the stock remains below our appraisal, because revenues grew significantly ahead of our expectations. We did trim the position to maintain a normal weight as the price rose.

OCI gained 33% in the fourth quarter, bringing its appreciation to 41% since we purchased the stock in the third quarter. OCI is one of the world’s leading nitrogen fertilizer producers with capacity of nearly 7 million tons.

The company also operates one of the leading engineering and construction firms in the Middle East and North Africa specializing in complex infrastructure projects. Chairman and CEO Nassef Sawiris controls 54% of the stock and has a strong operating and capital allocation record. He sold Orascom Cement in 2007, just before the financial crisis, and successfully listed 22% of OCI Partners in October 2013. OCI Partners, which is 78% owned by OCI, is up nearly 50% from the IPO price. He has built OCI into one of the industry’s lowest cost fertilizer producers through long-dated natural gas contracts at low prices (a primary ingredient in fertilizer) and newer, more efficient plants that are strategically located next to either main export hubs or major agricultural centers.

Global telecommunications giant Vodafone ended 2013 with a 55% gain after a 7% rise in the fourth quarter. Mid-year, CEO Vittorio Calao negotiated a compelling price to sell the company’s 45% ownership of Verizon Wireless to Verizon. He has committed to return much of the proceeds to shareholders. In the fourth quarter, speculation that AT&T would make an offer for Vodafone helped push the stock higher. With or without a deal, management is growing value for shareholders not only through capital allocation, but also through successfully adjusting to the evolving telecom landscape in Europe, Africa, and India.

Hochtief, one of the world’s leading infrastructure construction firms, was a significant contributor

International Fund	Longleaf Partners Funds	¡	17

for the year with a 50% return. CEO Marcelino Fernandez Verdes spent his first year selling non-core assets including the company’s airports and services business at prices above our carrying values while refocusing the company on its historical core capabilities. With the proceeds from the asset sales, he paid down some debt, repurchased 10% of shares, increased the dividend, and opportunistically bought more of 56%-owned Leighton at a steep discount to value. He has net cash to take advantage of additional opportunities or return it to shareholders, and, just after the New Year, the company announced that it had sold an office building in Germany, the first step in the eventual sale of all of the non-core real estate assets.

Philips CEO Frans Van Houten and CFO Ron Wirahadiraksa completed a €2bn stock buyback at discounted prices, as well as delivered higher margins as planned. Philips’ management team is pursuing additional cost reductions and believes the company has strong revenue and margin potential over the next two to three years in all three primary businesses: medical, lighting, and consumer lifestyle. They signaled their confidence in the future value growth of the business by announcing another €1.5bn share buyback.

Brazilian iron ore company Manabi was the primary detractor for the quarter and the year, down 10% and 31%, respectively. While currency moves played a part in lowering our carrying value, broad industry dynamics, transactions, and a reduction in our mine life assumptions also caused adjustments to the price. Recent reports confirmed the quantity and quality of the iron ore reserves, and the company is moving forward to get the licenses and infrastructure in place to begin mining. We sold Brazilian oil and gas exploration company HRT early in the fourth quarter. Unsuccessful drilling results in Brazil and Namibia combined with management hubris made this a disappointing investment. Our takeaway lesson was that we will not buy an E&P company in the future if it does not have current production to provide a floor to the value. We also sold our Henderson Land position, which was down for the year after a 5% decline in the fourth quarter. Worries over higher interest rates and the Hong Kong government’s housing policy regulations weighed on the price. While the company’s Hong Kong real estate remained undervalued, management’s decision to buy overvalued shares of Hong Kong China & Gas from its Chairman, rather than using the capital to buy its own shares at a deep discount, changed our view of our partners, and we eliminated our position.

During the year, we bought new positions in eight companies. Three of these were in the fourth quarter, including Guinness Peat, an investment holding company, Orkla, a Nordic consumer foods business, and K Wah, a real estate and casino company primarily in Shanghai and Macau. We eliminated eight positions in 2013, mostly after the gaps between prices and our appraisals closed. In addition to those previously mentioned, we sold Accor, C&C Group, and Willis Holdings in the first quarter and NIDEC and Cemex in the third quarter.

We added the building blocks for our strong results in 2013 over the last few years when many investors were avoiding the short-term uncertainty of Europe and Asia. Even though a number of our holdings have experienced solid double-digit value growth, strong performance has pushed the Fund’s P/V into the high-70s%, and cash is 20% (although adjusted for swaps is more like 17%). We believe that our current holdings have much upside opportunity not captured in our conservative appraisals. We have a number of interesting names on-deck but will maintain our deep discount discipline.

A number of our holdings have experienced solid double-digit value growth.

18	¡	Annual Report	International Fund

Performance History

Comparison of Change in Value of $10,000 Investment

Since Inception October 26, 1998

Average Annual Returns for the Periods Ended December 31, 2013

	Since Inception 10/26/98	15 Year	Ten Year	Five Year	One Year
International Fund	9.41%	8.90%	5.81%	11.63%	28.14%

EAFE Index	5.10	4.54	6.91	12.44	22.78

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fund performance and that of the EAFE Index is shown with all dividends and distributions reinvested. Because the EAFE was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. This index is unmanaged and is not hedged for foreign currency risk. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or visit longleafpartners.com for more current performance information. The International Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-US economic and political developments, exposure to non-US currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets. The annual expense ratio for the Fund is 1.27%.

International Fund	Longleaf Partners Funds	¡	19

Portfolio Summary

Portfolio Holdings at December 31, 2013

		Net Assets
Investments		80.1%

Melco International Development Limited	7.3

Cheung Kong Holdings Limited	6.7

Lafarge S.A.	6.7

OCI N.V.	6.1

Koninklijke Philips N.V.	5.3

EXOR S.p.A.	4.7

News Corporation	4.4

Fairfax Financial Holdings Limited	4.4

Manabi S.A.	4.3

Ferrovial S.A.	4.2

Genting Berhad (Common & Warrants)	3.9

Vodafone Group plc ADR (Common, Swap & Verizon Swap)	3.7

Nitori Holdings Co., Ltd	3.5

TNT Express NV	3.4

Hochtief AG	3.3

ACS, Actividades de Construccion Y Servicios, S.A.	2.6

Orkla ASA	2.2

CNH Industrial N.V.	1.9

Guinness Peat Group Plc	0.6

K. Wah International Holdings Limited (Common & Galaxy Swap)	0.5

UGL Limited	0.4

Cash Reserves		20.1

Other Assets and Liabilities, net		(0.2)

		100.0%

Portfolio Changes

January 1, 2013 through

December 31, 2013

New Holdings	Quarter
CNH Industrial N.V. (CNH Global N.V.)(a)	3Q

CNH Industrial N.V. (Local) (Fiat Industrial S.p.A.)(a)	3Q

Genting Berhad Warrants	4Q

Guinness Peat Group Plc	4Q

K. Wah International Holdings Limited (Galaxy Short Swap)	4Q

News Corporation	2Q

OCI N.V.	3Q

Orkla ASA	4Q

TNT Express NV	1Q

UGL Limited	2Q

Eliminations
Accor S.A.	1Q

C&C Group plc	1Q

Cemex S.A.B. de C.V. Convertible Subordinated Notes	3Q

Dell Inc. Options	3Q

Henderson Stub Swap Contracts	4Q

HRT Participacoes em Petroleo S.A.	4Q

Nidec Corporation	3Q

Willis Group Holdings plc	1Q

(a)	Resulting from corporate action (associated holding)

20	¡	Annual Report	International Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	Net Assets
Air Freight & Logistics
TNT Express NV (Netherlands)	6,761,346	$62,767,317	3.4%

Construction & Engineering
ACS, Actividades de Construccion Y Servicios, S.A. (Spain)	1,373,026	47,259,748	2.6
Ferrovial S.A. (Spain)	3,971,000	76,836,037	4.2
Hochtief AG (Germany)	710,354	60,647,364	3.3
OCI N.V.* (Netherlands)	2,492,988	112,268,486	6.1
UGL Limited (Australia)	1,064,440	6,947,682	0.4

		303,959,317	16.6

Construction Materials
Lafarge S.A. (France)	1,628,500	122,031,084	6.7

Diversified Financial Services
EXOR S.p.A. (Italy)	2,158,860	85,861,387	4.7

Food Products
Orkla ASA (Norway)	5,051,292	39,408,955	2.2

Hotels, Restaurants & Leisure
Genting Berhad (Malaysia)(d)	20,167,000	63,170,026	3.5
Melco International Development Limited (Hong Kong)(d)	36,508,000	134,180,777	7.3

		204,790,991	10.8

Industrial Conglomerates
Koninklijke Philips N.V. (Netherlands)	2,655,666	97,345,193	5.3

Insurance
Fairfax Financial Holdings Limited (Canada)	201,500	80,450,144	4.4

Machinery
CNH Industrial N.V.* (Netherlands)	1,339,800	15,206,730	0.8
CNH Industrial N.V. (Local)* (Netherlands)	1,673,660	19,075,902	1.1

		34,282,632	1.9

Media
News Corporation – Class B* (United States)	4,539,100	80,932,153	4.4

Real Estate Management & Development
Cheung Kong Holdings Limited (Hong Kong)	7,816,000	123,373,921	6.7
K. Wah International Holdings Limited (Hong Kong)	14,828,000	8,987,478	0.5

		132,361,399	7.2

Specialty Retail
Nitori Holdings Co., Ltd. (Japan)	671,500	63,572,833	3.5

Textiles, Apparel & Luxury Goods
Guinness Peat Group Plc* (New Zealand)	21,993,270	10,671,512	0.6

Wireless Telecommunication Services
Vodafone Group plc ADR (United Kingdom)	1,215,997	47,800,842	2.6

Total Common Stocks (Cost $897,552,775)		1,358,795,571	74.3

See Notes to Financial Statements

International Fund	Longleaf Partners Funds	¡	21

continued

Preferred Stock

	Share Quantity	Market Value	Net Assets
Metals & Mining
Manabi S.A. – Class A Preferred* (Brazil)(b)(c)

Total Preferred Stocks (Cost $90,630,186)	91,000	$77,882,577	4.3%

Warrants
Hotels, Restaurants & Leisure
Genting Berhad Warrants 12/18/18* (Malaysia) (Cost $5,069,988)	7,786,050	7,440,188	0.4

Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.0% due 1/2/14, Repurchase price $66,631,000 (Collateral: 60,205,000 U.S. Treasury Bond, 3.79% due 8/15/39, Value $67,967,833)	66,631,000	66,631,000	3.7
U.S. Treasury Bills, 0.01% – 0.05% due 2/13/14 to 4/3/14	300,000,000	299,978,050	16.4

Total Short-Term Obligations (Cost $366,599,264)		366,609,050	20.1

Total Investments (Cost $1,359,852,213)(a)		1,810,727,386	99.1
Swap Contracts		19,791,130	1.1

Forward Currency Contracts		1,396,442	–

Other Assets and Liabilities, Net		(4,147,857)	(0.2)
Net Assets		$1,827,767,101	100.0%
Net asset value per share		$17.94

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $1,363,267,954. Net unrealized appreciation of $450,875,173 consists of unrealized appreciation and depreciation of $465,127,402 and $(14,252,229), respectively.

(b)	Affiliated issuer during the period. See Note 7.

(c)	Illiquid. Board Valued. See Note 8.

(d)	A portion designated as collateral for forward contracts. See Note 12.

Note: Country listed in parenthesis after each company indicates location of headquarters.

Forward Currency Contracts

	Currency Units Sold	Unrealized Gain	Market Value	% of Net Assets
Japanese Yen Forward with State Street Bank due 3/7/14	(6,300,000,000)	1,396,442	(59,842,927)	–

See Notes to Financial Statements

22	¡	Annual Report	International Fund

Portfolio of Investments

Swap Contracts

	Market Value	% of Net Assets
Vodafone Swap Contracts with J.P. Morgan due 9/13/18	$24,353,998	1.3%
Verizon Swap Contracts with J.P. Morgan due 10/15/14	(4,349,767)	(0.2)
Galaxy Swap Contracts with Deutsche Bank due 12/19/18	(213,101)	–

	$19,791,130	1.1%

	Wireless Telecommunication Services	Wireless Telecommunication Services	Hotels, Restaurants & Leisure
Components of Swap Contracts	Vodafone Group plc ADR (United Kingdom)	Verizon Communications Inc. (United States)	Galaxy Entertainment Group Limited (Hong Kong)
Shares of underlying security	3,565,335	(1,257,480)	(888,000)
Unrealized appreciation (depreciation)	$22,538,916	$(3,643,053)	$(213,036)
Accrued dividends	2,003,255	(666,464)	–
Financing fee	(188,173)	(40,250)	(65)
Unrealized gain (loss)	$24,353,998	$(4,349,767)	$(213,101)

Country Weightings (Unaudited)

	Stock & Warrants	Net Assets
Netherlands	21.2%	16.7%

Hong Kong	18.5	14.5

Spain	8.6	6.8

France	8.5	6.7

Italy	5.9	4.7

United States	5.6	4.4

Canada	5.6	4.4

Brazil	5.4	4.3

Malaysia	4.9	3.9

Japan	4.4	3.5

Germany	4.2	3.3

United Kingdom	3.3	2.6

Norway	2.7	2.2

New Zealand	0.7	0.6

Australia	0.5	0.4

	100.0%	79.0

All other, net		21.0

		100.0%

See Notes to Financial Statements

24	¡	Annual Report	Global Fund

Global Fund Management Discussion

Longleaf Partners Global Fund gained 9.2% for the fourth quarter and 28.4% last year, outpacing the MSCI World Index returns of 8.0% and 26.7% for the same periods. These returns far exceeded our annual goal of inflation plus 10% in the Fund’s first year of operation.

Cumulative Returns at December 31, 2013

	Since Inception	One Year	4Q
Global Fund (Inception 12/27/12)	28.40%	28.40%	9.18%

MSCI World Index	26.89	26.68	8.00

See page 26 for additional performance information.

Level 3 Communications was the primary contributor in the fourth quarter and the year, adding 19% and 37% respectively. The company reported strong results following the appointment of Jeff Storey as CEO in April. Revenue growth and significant cost reductions improved margins. The company also refinanced $2.6 billion in debt. Large internet-based companies looking to control their customer connections highlighted the value of Level 3’s dark fiber, which is not reflected in revenues. As management continues to execute, value growth should be meaningful. Growing revenues will especially benefit Level 3 given its fixed-cost asset base, lower-than-average maintenance capital spending, and minimal tax liability.

OCI’s 34% gain in the fourth quarter made this holding, which we purchased in the third quarter, among the year’s top contributors. OCI is one of the world’s leading nitrogen fertilizer producers with capacity of nearly 7 million tons. The company also operates one of the leading engineering and construction firms in the Middle East and North Africa specializing in complex infrastructure projects. Chairman and CEO Nassef Sawiris controls 54% of the stock and has a strong operating and capital allocation record. He sold Orascom Cement in 2007, just before the financial crisis, and successfully listed 22% of OCI Partners in October 2013. OCI Partners, which is 78% owned by OCI, is up nearly 50% from the IPO price. He has built OCI into one of the industry’s lowest cost fertilizer producers through long-dated natural gas contracts at low prices (a primary ingredient in fertilizer) and newer, more efficient plants that are strategically located next to either main export hubs or major agricultural centers.

Melco International gained 198% for the year after rising 34% in the fourth quarter. Through its joint venture in Macau casino operator Melco Crown, the company benefitted from the limited supply and large demand for Macau gaming. In the quarter, the company reported a 24% increase in overall revenue and a luck-adjusted 50% increase in year-over-year EBITDA (earnings before interest, taxes, depreciation, amortization). CEO Lawrence Ho, who is Melco’s largest shareholder, has focused the business on mass-market gamblers, a much more profitable segment than VIPs whose revenues are shared with junket operators. He is using capital to benefit from the acceleration in visitor arrivals and length of stays over the coming years by building Studio City and adding to City of Dreams. While Macau does seven times more gaming volume than Las Vegas, it currently has one-eighth the hotel rooms. The opening of the Macau-Hong Kong Bridge in 2016 will allow easy access to the Hong Kong Airport and provide travelers from Chinese cities on the eastern side of the Pearl River Delta a much quicker route to Macau, bringing more customers. Despite the strong price appreciation during the year, the stock remains below our appraisal, because revenues grew significantly ahead of our expectations. We did trim the position to maintain a normal weight as the price rose.

FedEx was a leading performer for the fourth quarter and the year, gaining 26% and 52%,

Global Fund	Longleaf Partners Funds	¡	25

respectively. Major cost initiatives gained traction as the company’s Express unit grew margins by 1.4% in its most recent quarter. The Ground unit delivered strong growth with volume increases from e-commerce and higher pricing. FedEx repurchased 7.2 million shares, a 10% annualized pace. The stock’s increase in the fourth quarter followed news that the company would begin a new 32 million share repurchase program. Management’s operating success and capital allocation combined to build the company’s worth through the year.

In the fourth quarter, CNH, a global leader in agriculture machinery and commercial trucks, declined 9%. A dramatic fall in corn prices sparked concerns about U.S. farm equipment demand, which we assume will decline over the next two years. Although cyclical, CNH should benefit from continuing European economic recovery and growth in developing markets over the long run. Chairman Sergio Marchionne has taken progressive steps to focus the company, improve operations, and build value for shareholders.

The Fund had only one detractor for the year, UK-based Guinness Peat. Its impact was minimal, with the stock down 3%. Management’s plan to focus exclusively on Coats, the world’s leading industrial thread and consumer textile crafts business, and to return remaining excess capital to shareholders was put on hold until the UK pension regulator makes a final determination on whether legacy plans will require additional capital.

After the Fund’s launch, we added three new holdings during the year – the post-spin publishing arm News Corp in the second quarter, fertilizer and construction firm OCI in the third quarter, and branded food company Orkla in the fourth quarter. We sold Berkshire Hathaway in the second quarter, Murphy USA, which was spun out of Murphy Oil, in the third quarter, and Henderson Land in the fourth quarter. While Henderson’s Hong Kong real estate remained undervalued, management’s decision to buy overvalued shares of Hong Kong China & Gas from its Chairman, rather than using the capital to buy its own shares at a deep discount, changed our view of our partners, and we eliminated the position.

The Fund ended the year with a P/V in the high-70s% and cash at 17%. We have a number of interesting names on-deck, particularly outside of the U.S. We will adhere to our deep discount discipline and wait patiently for investments to qualify. At the end of the Fund’s first year, assets surpassed $100 million from a combination of Southeastern employees’ seed capital, strong returns, and investments from like-minded partners. We are honored to be co-investors with you in the Global Fund. While we believe our long-term returns should meet our absolute goal, we caution you not to expect us to more-than-double that level often.

We have a number of interesting names on-deck, particularly outside of the U.S.

26	¡	Annual Report	Global Fund

Performance History

Comparison of Change in Value of $10,000 Investment

Since Inception December 27, 2012

Returns for the Periods Ended December 31, 2013

	Since Inception 12/27/12	One Year
Global Fund	28.05%	28.40%

MSCI World Index	26.65	26.68

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fund performance and that of the MSCI World Index is shown with all dividends and distributions reinvested. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or visit longleafpartners.com for more current performance information. The Global Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-US economic and political developments, exposure to non-US currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets. The annual expense ratio for the Fund is 1.73% before fee waiver, which is voluntary and expected to continue until average net assets exceed $54 million and expenses fall below the 1.65% cap.

Global Fund	Longleaf Partners Funds	¡	27

Portfolio Summary

Portfolio Holdings at December 31, 2013

		Net Assets
Investments		83.0%

Level 3 Communications, Inc.	10.9

OCI N.V.	6.7

Cheung Kong Holdings Limited	5.8

Melco International Development Limited	4.9

The Bank of New York Mellon Corporation	4.8

Genting Berhad (Common Stock & Warrants)	4.5

News Corporation	4.5

Orkla ASA	4.5

Loews Corporation	4.3

Chesapeake Energy Corporation	4.3

Guinness Peat Group Plc	4.3

EXOR S.p.A.	4.3

DIRECTV	4.0

FedEx Corporation	2.6

Everest Re Group, Ltd.	2.3

Hochtief AG	1.8

Fairfax Financial Holdings Limited	1.7

Koninklijke Philips N.V.	1.7

TNT Express NV	1.5

Mondelez International, Inc.	1.2

Murphy Oil Corporation	1.2

CNH Industrial N.V.	1.2

Cash Reserves		16.9

Other Assets and Liabilities, net		0.1

		100.0%

Portfolio Changes

January 1, 2013 through

December 31, 2013

New Holdings	Quarter
All positions new in 2013

Eliminations
Berkshire Hathaway Inc. – Class B	2Q

Henderson Land Development Company Limited	4Q

Murphy USA Inc. (Murphy Oil Corporation)(a)	3Q

(a)	Resulting from corporate action (associated holding)

28	¡	Annual Report	Global Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation (United States)	20,807	$2,991,422	2.6%
TNT Express NV (Netherlands)	178,444	1,656,542	1.5

		4,647,964	4.1

Capital Markets
The Bank of New York Mellon Corporation (United States)	155,694	5,439,948	4.8

Construction & Engineering
Hochtief AG (Germany)	24,608	2,100,939	1.8
OCI N.V.* (Netherlands)	168,607	7,592,998	6.7

		9,693,937	8.5

Diversified Financial Services
EXOR S.p.A. (Italy)	121,400	4,828,276	4.3

Diversified Telecommunication Services
Level 3 Communications, Inc.* (United States)	371,627	12,326,867	10.9

Food Products
Mondelez International, Inc. – Class A (United States)	39,718	1,402,045	1.2
Orkla ASA (Norway)	648,600	5,060,220	4.5

		6,462,265	5.7

Hotels, Restaurants & Leisure
Genting Berhad (Malaysia)	1,506,249	4,718,093	4.2
Melco International Development Limited (Hong Kong)	1,526,388	5,610,056	4.9

		10,721,620	9.1

Industrial Conglomerates
Koninklijke Philips N.V. (Netherlands)	52,217	1,914,049	1.7

Insurance
Everest Re Group, Ltd. (Bermuda)	16,704	2,603,652	2.3
Fairfax Financial Holdings Limited (Canada)	4,802	1,917,229	1.7
Loews Corporation (United States)	101,715	4,906,732	4.3

		9,427,613	8.3

Machinery
CNH Industrial N.V.* (Netherlands)	119,862	1,360,434	1.2

Media
DIRECTV* (United States)	66,209	4,574,380	4.0
News Corporation – Class B* (United States)	284,600	5,074,418	4.5

		9,648,798	8.5

Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation (United States)	179,600	4,874,344	4.3
Murphy Oil Corporation (United States)	21,408	1,388,951	1.2

		6,263,295	5.5

See Notes to Financial Statements

Global Fund	Longleaf Partners Funds	¡	29

continued

Common Stock

	Share Quantity	Market Value	% of Net Assets
Real Estate Management & Development
Cheung Kong Holdings Limited (Hong Kong)	420,029	$6,630,070	5.8%

Textiles, Apparel & Luxury Goods
Guinness Peat Group Plc* (New Zealand)	9,987,700	4,846,204	4.3

Total Common Stocks (Cost $82,112,205)		93,817,869	82.7

Warrants
Hotels, Restaurants & Leisure
Genting Berhad Warrants 12/18/18* (Malaysia) (Cost $207,198)	411,762	393,471	0.3

Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.0% due 1/2/14, Repurchase price $19,185,000 (Collateral: 17,335,000 U.S. Treasury Bond, 3.79% due 8/15/39, Value $19,570,174) (Cost $19,185,000)	19,185,000	19,185,000	16.9

Total Investments (Cost $101,504,404)(a)		113,396,340	99.9
Other Assets and Liabilities, Net		79,562	0.1
Net Assets		$113,475,902	100.0%
Net asset value per share		$12.84

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $101,504,664. Net unrealized appreciation of $11,891,937 consists of unrealized appreciation and depreciation of $12,133,705 and $(241,768), respectively.

Note: Country listed in parenthesis after each company indicates location of headquarters.

Country Weightings (Unaudited)

	Common Stock & Warrants	Net Assets
United States	45.6%	37.8%

Netherlands	13.3	11.1

Hong Kong	13.0	10.7

Malaysia	5.4	4.5

Norway	5.4	4.5

New Zealand	5.2	4.3

Italy	5.1	4.3

Bermuda	2.8	2.3

Germany	2.2	1.8

Canada	2.0	1.7

	100.0%	83.0

All other, net		17.0

		100.0%

See Notes to Financial Statements

30	¡	Annual Report

Statements of Assets and Liabilities	at December 31, 2013

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Assets

Investments:
Affiliated securities, at market value (cost $1,029,552,080, $871,906,222, $90,630,186, and $0 respectively) (Note 2 and 7)	$1,178,142,472	$1,353,329,517	$77,882,577	$–

Other securities, at market value (cost $5,371,644,169, $2,290,601,378, $1,269,222,027, and $101,504,404 respectively) (Note 2)	7,384,018,112	2,790,390,648	1,732,844,809	113,396,340

Total Investments	8,562,160,584	4,143,720,165	1,810,727,386	113,396,340

Cash	858	326	775	447

Receivable for:

Fund shares sold	4,827,684	1,708,264	1,646,323	282,950

Dividends and interest	2,325,696	1,807,421	683,232	8,681

Securities sold	51,911,124	8,279,225	623,780	–

Swap contracts (Note 11)	–	–	24,353,998	–

Forward currency contracts (Note 11)	–	–	1,396,442	–

Foreign tax reclaims	–	–	394,728	4,950

Prepaid assets	166,644	83,299	35,172	1,155

Total Assets	8,621,392,590	4,155,598,700	1,839,861,836	113,694,523

Liabilities

Payable for:
Securities purchased	–	410,153	4,817,212	6,107

Fund shares redeemed	2,948,863	25,205,178	664,895	–

Options written (premiums received $22,858,826) (Note 11)	10,713,417	–	–	–

Swap contracts (Note 11)	–	–	4,562,868	–

Investment counsel fee (Note 3)	5,665,245	2,752,675	1,651,124	137,044

Administration fee (Note 4)	743,677	355,334	156,345	9,548

Other accrued expenses	779,631	241,952	242,291	65,922

Total Liabilities	20,850,833	28,965,292	12,094,735	218,621

	$8,600,541,757	$4,126,633,408	$1,827,767,101	$113,475,902

Net Assets
Net assets consist of:

Paid-in capital	$6,270,598,948	$3,110,372,072	$1,452,735,979	$101,584,009

Undistributed net investment income	433,479	–	1,189,323	–

Accumulated net realized gain (loss) on investments and foreign currency	156,399,586	35,048,771	(98,227,971)	(260)

Unrealized gain on investments and foreign currency	2,173,109,744	981,212,565	472,069,770	11,892,153

Net Assets	$8,600,541,757	$4,126,633,408	$1,827,767,101	$113,475,902

Net asset value per share	$33.75	$32.46	$17.94	$12.84

Fund shares issued and outstanding	254,799,192	127,132,898	101,879,317	8,839,282

See Notes to Financial Statements

Longleaf Partners Funds	¡	31

Statements of Operations	For the Year Ended December 31, 2013

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Investment Income:

Income:

Dividends from non-affiliates (net of foreign tax withheld of $2,393,738, $688,050, $2,156,818, and $16,481 respectively)	$87,377,505	$12,146,334	$26,300,361	$504,544

Dividends from affiliates (net of foreign tax withheld of $0, $0, $0, and $0 respectively) (Note 7)	4,804,601	12,404,550	–	–

Interest from non-affiliates	3,813,241	379,606	836,170	364

Interest from affiliates (Note 7)	–	1,834,118	–	–

Total Income	95,995,347	26,764,608	27,136,531	504,908

Expenses:

Investment counsel fee (Note 3)	62,337,196	31,104,602	17,719,300	515,329

Administration fee (Note 4)	8,178,293	4,013,947	1,671,930	45,807

Transfer agent fees and expenses	2,425,538	606,699	509,521	8,076

Prospectus and shareholder reports	648,000	194,003	87,500	17,999

Trustees’ fees and expenses	515,501	261,751	261,751	43,001

Custodian fees and expenses	286,801	34,798	650,002	27,798

Professional fees	67,997	68,997	103,995	75,997

Registration fees	472,289	51,088	83,291	53,290

Other	265,202	126,063	73,148	7,450

Total Expenses	75,196,817	36,461,948	21,160,438	794,747

Expense reimbursement (Note 3)	–	–	–	(38,304)

Net expenses after reimbursement	75,196,817	36,461,948	21,160,438	756,443

Net Investment Income (Loss)	20,798,530	(9,697,340)	5,976,093	(251,535)

Realized and Unrealized Gain (Loss):

Net realized gain (loss):

Non-affiliated securities	629,035,819	315,507,601	(31,087,578)	87,781

Affiliated securities (Note 7)	70,275,114	219,335,519	–	–

Options written (Note 11)	(10,459,160)	–	20,207,616	–

Swap contracts (Note 11)	–	–	14,027,313	–

Forward currency contracts (Note 11)	–	–	9,827,583	–

Foreign currency transactions	119,425	(51)	(180,906)	(31,640)

Net Gain	688,971,198	534,843,069	12,794,028	56,141

Change in Unrealized Appreciation (Depreciation):

Non-affiliated securities	1,355,216,592	257,547,163	449,427,903	11,891,937

Affiliated securities (Note 7)	197,323,993	262,247,581	(64,751,793)	–

Options written (Note 11)	12,145,409	–	13,839,626	–

Swap contracts (Note 11)	–	–	(3,974,178)	–

Forward currency contracts (Note 11)	–	–	235,846	–

Other assets and liabilities	–	–	(13,359)	216

Change in Net Unrealized Appreciation	1,564,685,994	519,794,744	394,764,045	11,892,153

Net Realized and Unrealized Gain	2,253,657,192	1,054,637,813	407,558,073	11,948,294

Net Increase in Net Assets Resulting from Operations	$2,274,455,722	$1,044,940,473	$413,534,166	$11,696,759

See Notes to Financial Statements

32	¡	Annual Report

Statements of Changes in Net Assets

	Partners Fund		Small-Cap Fund

	Year Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Operations:

Net investment income (loss)	$20,798,530	$73,834,948	$(9,697,340)	$2,321,218

Net realized gain (loss) from investments and foreign currency transactions	688,971,198	919,351,525	534,843,069	309,509,649

Net change in unrealized appreciation of securities, other assets, liabilities and forwards	1,564,685,994	252,802,824	519,794,744	362,423,458

Net increase (decrease) in net assets resulting from operations	2,274,455,722	1,245,989,297	1,044,940,473	674,254,325

Distributions to Shareholders:

From net investment income	(20,343,744)	(78,165,018)	–	(2,321,218)

From net realized gain on investments	(247,918,001)	(1,118,819,567)	(570,019,242)	(230,227,027)

Net decrease in net assets resulting from distributions	(268,261,745)	(1,196,984,585)	(570,019,242)	(232,548,245)

Capital Share Transactions (Note 6):

Net proceeds from sale of shares	498,162,969	649,548,254	539,499,976	301,300,827

Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	249,351,112	1,110,915,679	533,915,240	215,308,384

Cost of shares redeemed	(1,848,476,657)	(2,067,956,010)	(806,502,541)	(611,339,157)

Net increase (decrease) in net assets from fund share transactions	(1,100,962,576)	(307,492,077)	266,912,675	(94,729,946)

Total increase (decrease) in net assets	905,231,401	(258,487,365)	741,833,906	346,976,134

Net Assets:
Beginning of year	7,695,310,356	7,953,797,721	3,384,799,502	3,037,823,368

End of year	$8,600,541,757	$7,695,310,356	$4,126,633,408	$3,384,799,502

Undistributed net investment income included in net assets at end of period	$433,479	$7,423,480	$–	$–

See Notes to Financial Statements

Longleaf Partners Funds	¡	33

International Fund		Global Fund
Year Ended December 31,		Year Ended December 31, 2013	Inception 12/27/12 to 12/31/12
2013	2012

$5,976,093	$27,368,888	$(251,535)	$(2)

12,794,028	(54,314,053)	56,141	–

394,764,045	316,859,330	11,892,153	–

413,534,166	289,914,165	11,696,759	(2)

(5,078,816)	(25,376,933)	–	–

–	(14,628,946)	–	–

(5,078,816)	(40,005,879)	–	–

149,183,991	105,464,130	103,356,309	10,000

4,492,269	36,026,754	–	–

(238,404,180)	(458,515,934)	(1,587,164)	–

(84,727,920)	(317,025,050)	101,769,145	10,000

323,727,430	(67,116,764)	113,465,904	9,998

1,504,039,671	1,571,156,435	9,998	–

$1,827,767,101	$1,504,039,671	$113,475,902	$9,998

$1,189,323	$2,051,383	$–	$–

See Notes to Financial Statements

34	¡	Annual Report

Notes to Financial Statements

Note 1. Organization

Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and the Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies

Management Estimates

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.

When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued as determined by the Board of Trustees, consistent with any regulatory guidelines.

Longleaf Partners Funds	¡	35

Accounting for Investments

For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

When-Issued Securities

The Funds may trade on a when-issued basis when a security has been authorized but not yet issued. In a when-issued transaction, securities are purchased or sold but delivery or settlement is delayed until the underlying stock is issued. Transactions in when-issued securities are subject to market fluctuations and risk of loss prior to settlement. Their value is determined in the same manner as other securities.

Options

The Funds may purchase and sell (“write”) call and put options on various instruments including securities to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy(call) or sell(put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of

36	¡	Annual Report

Notes to Financial Statements

securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. The cost of purchased options that expire unexercised are treated by the Funds, on expiration date, as realized losses on investments.

When the Funds write an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated, on the expiration date, as realized gains on written options. The difference between the premium and the amount paid on effecting a closing transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased.

The current market value of an exchange traded option is the last sales price. Over-the-counter options are valued in accordance with fair value procedures established by and under the general supervision of the Funds’ Trustees.

Risk of Options

Gains on investment in options may depend on correctly predicting the market value direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter (OTC) options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

Swap Contracts

The Funds may enter into swap contracts for purposes of pursuing their investment objectives or as a substitute for investing directly in securities, shorting securities, or to hedge a position. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged between the parties is calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a basket of securities. Most swap contracts entered into by the Funds calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights). A Fund’s current obligations under a swap agreement are accrued daily, offset against any amounts owed to the Fund.

The market value of a swap contract is determined by marking the underlying security (securities) to their last quoted value at the close of the NYSE, usually 4:00 p.m., Eastern Time. The swap’s market value is then adjusted to accrue dividend or interest income, financing charges and/or other economic terms associated with the contract.

Risk of Swaps

Swap contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap contract. The primary risks associated with the

Longleaf Partners Funds	¡	37

use of swaps are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of the default or bankruptcy of a swap counterparty.

Forward Currency Contracts

Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts

The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.

Counterparty Risk and Collateral

The Funds have entered in to collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account at the Funds’ custodian bank and is comprised of assets specific to each agreement. See Note 13, “Counterparty Risk and Credit-Risk-Related Contingent Features Derivative Instruments,” for additional information.

Note 3. Investment Counsel Agreement

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%

In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

The International Fund fee is calculated in accordance with the following schedule:

First $500 million of average daily net assets	1.20%

In excess of $500 million	1.00%

38	¡	Annual Report

Notes to Financial Statements

For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current year.

The Global Fund fee is calculated in accordance with the following schedule:

First $500 million of average daily net assets	1.125%

In excess of $500 million	1.00%

For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.65% of average annual net assets. A reduction of $38,304 was applied during the year.

Note 4. Fund Administrator

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions

Purchases and sales of equity securities, purchased options and corporate bonds for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales
Partners Fund	$1,590,675,462	$4,251,837,729

Small-Cap Fund	539,878,768	1,911,911,997

International Fund	474,524,608	745,040,376

Global Fund	83,983,110	1,751,487

Written options not included in the above purchase and sales transactions for the Funds include:

	Partners Fund		International Fund
	Share Equivalents	Premiums	Share Equivalents	Premiums
Options outstanding at December 31, 2012	–	$–	6,476,800	$29,016,064

Options written	10,940,592	29,854,554	–	–

Options closed	(5,636,920)	(6,995,728)	(6,476,800)	(29,016,064)

Options outstanding at December 31, 2013	5,303,672	$22,858,826	–	$–

Longleaf Partners Funds	¡	39

Note 6. Shares of Beneficial Interest

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2013
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Shares sold	16,489,626	16,945,800	9,489,933	8,990,215

Reinvestment of shareholder distributions	7,728,681	17,289,978	250,825	–

Shares redeemed	(61,007,416)	(24,322,804)	(14,980,415)	(151,933)

	(36,789,109)	9,912,974	(5,239,657)	8,838,282

	Year Ended December 31, 2012
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Shares sold	22,820,434	10,779,942	8,434,480	1,000

Reinvestment of shareholder distributions	43,079,454	7,791,685	2,639,352	–

Shares redeemed	(72,791,079)	(21,748,786)	(35,954,602)	–

	(6,891,191)	(3,177,159)	(24,880,770)	1,000

Note 7. Affiliated Issuer

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock during all or part of the year.

	Shares at December 31, 2013	Market Value at December 31
		2013	2012
Partners Fund

CONSOL Energy Inc.	11,692,000	$444,763,680	$403,914,300

Level 3 Communications, Inc.*	15,026,565	498,431,161	347,263,917

Vulcan Materials Company(c)	3,954,016	234,947,631	371,564,286

		1,178,142,472	1,122,742,503

Small-Cap Fund

DineEquity, Inc.	1,261,654	105,411,192	168,259,177

Empire State Realty Trust, Inc.	12,270,850	187,744,005	–

Graham Holdings Company – Class B (formerly The Washington Post Company – Class B)	428,000	283,900,960	156,309,880

Quicksilver Resources Inc.*(c)	–	–	70,318,820

Quicksilver Resources Inc., 7.125%

Senior Notes due 4/1/16(c)	–	–	11,722,410

Saks Incorporated*(c)	–	–	151,853,735

Saks Incorporated 7.5% Convertible Notes due 12/1/13(c)	–	–	26,635,427

Service Corporation International(c)	–	–	167,265,339

Texas Industries, Inc.*	7,510,757	516,589,866	383,123,714

Vail Resorts, Inc.	2,477,000	186,344,710	179,416,530

The Wendy’s Company(c)	8,410,411	73,338,784	131,444,900

		1,353,329,517	1,446,349,932

40	¡	Annual Report

Notes to Financial Statements

	Shares at December 31, 2013	Market Value at December 31,
		2013	2012
International Fund

Manabi S.A. – Class A Preferred*	91,000	$77,882,577	$113,211,111

	Purchases	Sales	Dividend or Interest Income(a)
Partners Fund

CONSOL Energy Inc.	$–	$30,638,108	$4,607,250

Level 3 Communications, Inc.*	–	–	–

Vulcan Materials Company(c)	–	181,561,031	197,351

	–	212,199,139	4,804,601

Small-Cap Fund

DineEquity, Inc.	–	91,197,903	4,426,209

Empire State Realty Trust, Inc.	159,977,396	–	975,533

Graham Holdings Company – Class B (formerly The Washington Post Company – Class B)	–	–	–

Quicksilver Resources Inc.*(c)	–	41,065,126	–

Quicksilver Resources Inc., 7.125% Senior Notes due 4/1/16(c)	–	13,579,458	1,221,869	(b)

Saks Incorporated*(c)	–	224,609,186	–

Saks Incorporated 7.5% Convertible Notes due 12/1/13(c)	–	40,294,081	612,249	(b)

Service Corporation International(c)	–	207,475,890	689,626

Texas Industries, Inc.*	–	–	–

Vail Resorts, Inc.	–	63,147,278	2,582,717

The Wendy’s Company(c)	–	164,702,616	3,730,465

	159,977,396	846,071,538	14,238,668

International Fund

Manabi S.A. – Class A Preferred*	$–	$–	$–

*	Non-income producing

(a)	Dividend income unless otherwise noted.

(b)	Interest income.

(c)	Not an affiliate at the end of the period.

Note 8. Illiquid Securities

The International Fund owns 91,000 shares of Manabi S.A. Class A Preferred. These shares were acquired directly from the issuer in a private placement. They are considered restricted securities within the meaning of Rule 144 promulgated under the Securities Act of 1933. Prior to an initial public offering, shares are subject to other selling restrictions such as a right of first offer for the benefit of other shareholders. Further, upon an initial public offering, it is anticipated that the shares will be subject to a post-offering lock up period as required by underwriters, the BM&FBOVESPA or Brazil’s CVM. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgement plays a greater role in valuing illiquid securities than those for which a more active market exists. These shares

Longleaf Partners Funds	¡	41

represent 4.3% of the International Fund’s net assets at December 31, 2013 and are valued using procedures adopted by the Board of Trustees (See Note 2).

Note 9. Related Ownership

At December 31, 2013, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund
Partners Fund	254,799,192	8.0%

Small-Cap Fund	127,132,898	7.7

International Fund	101,879,317	21.4

Global Fund	8,839,282	74.7

Note 10. Fair Value Measurements and Disclosures

FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds’, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

A summary of the inputs used in valuing the Funds’ net assets as December 31, 2013 follows:

	Level 1	Level 2	Level 3		Total Value
Partners Fund

Common Stock	$6,565,114,188	$–		$–	$6,565,114,188

Preferred Stock	–	118,883,338		–	118,883,338

Short-Term Obligations	1,824,277,750	–		–	1,824,277,750

Options Purchased	–	53,885,308		–	53,885,308

Options Written	–	(10,713,417)		–	(10,713,417)

Total	8,389,391,938	162,055,229		–	8,551,447,167

Small-Cap Fund

Common Stock	2,698,359,365	–		–	2,698,359,365

Short-Term Obligations	1,445,360,800	–		–	1,445,360,800

Total	$4,143,720,165	$–	$		$4,143,720,165

42	¡	Annual Report

Notes to Financial Statements

	Level 1	Level 2	Level 3	Total Value
International Fund

Common Stock	$1,366,235,759	$–	$–	$1,366,235,759

Preferred Stock	–	–	77,882,577	77,882,577

Short-Term Obligations	366,609,050	–	–	366,609,050

Swap Contracts Receivable	–	24,353,998	–	24,353,998

Swap Contracts Payable	–	(4,562,868)	–	(4,562,868)

Forward Currency Contracts	1,396,442	–	–	1,396,442

Total	1,734,241,251	19,791,130	77,882,577	1,831,914,958

Global Fund

Common Stock	94,211,340	–	–	94,211,340

Short-Term Obligations	19,185,000	–	–	19,185,000

Total	$113,396,340	$–	$–	$113,396,340

Certain foreign securities are fair valued by utilizing an external pricing service in the event of significant market movements between the time the Funds value such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Between December 31, 2012 and December 31, 2013, application of these valuation procedures triggered reclassification from Level 2 to Level 1 of $394,133,408, and $911,177,164 in the Partners and International Funds, respectively.

The sole Level 3 holding at December 31, 2013 was Manabi S.A. which was valued by taking into account company specific developments and other relevant factors. These other factors include: transactions in company shares; the value assigned to the investment in any subsequent capital raises; broker quotes, if available; trading multiples of comparable public companies, and other significant events (e.g., government action or natural disaster) that could impact value. See Note 8 for additional information on this security.

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2013:

Level 3 Holding	International Fund
Fair value beginning of period	$113,211,111

Unrealized loss	(35,328,534)

Fair value at December 31, 2013	$77,882,577

Note 11. Derivative Instruments

The Funds invested in options, swaps and forward contracts. Footnote 2, ‘Significant Accounting Policies,” contains additional information regarding the risks of these derivatives.

Options

The Funds use options in several ways:

•	Written covered calls create an exit method for all or a portion of an underlying security position for portfolio management purposes;

•	Purchased call options secure upside exposure to the underlying security at low implied long-term interest rates. The maximum loss exposure is the premium paid for the options.

•	Purchased call options are sometimes used in tandem with written put options, to create long synthetic exposure to the underlying security.

Longleaf Partners Funds	¡	43

With both purchased call options (sometimes in tandem with written put options) the Funds get exposure to the stock without tying up cash.

Swap Contracts

Swap contracts are used to create exposure to the underlying notional value of a stock or bond position. Swap contracts may be done to free up cash or to access markets or short positions more efficiently than otherwise possible.

Forward Currency Contracts

Forward currency contracts are used on a limited basis to hedge embedded currency exposure related to a specific holding.

During 2013, the Small-Cap and Global Funds held no derivatives. The following is a summary of the location of derivative instruments in the Partners and International Funds’ financial statements at December 31, 2013:

	Statement of Assets and Liabilities
Derivative	Location	Partners Fund	International Fund
Options purchased	Other securities, at market value	$53,885,308	$–

Swap contracts	Receivable for swap contracts	–	24,353,998

Swap contracts	Payable for swap contracts	–	(4,562,868)

Forward currency contracts	Receivable for forward currency contracts	–	1,396,442

Options written	Payable for options written	(10,713,417)	–

		$43,171,891	$21,187,572

	Impact of Derivatives on Statement of Operations
	Partners Fund	International Fund
Net realized gain (loss):

Non-affiliated securities (Options purchased)	$–	$35,233,792

Options written	(10,459,160)	20,207,616

Swap contracts	–	14,027,313

Forward currency contracts	–	9,827,583

	(10,459,160)	79,296,304

Change in unrealized appreciation (depreciation):

Non-affiliated securities (Options purchased)	23,886,524	–

Options written	12,145,409	13,839,626

Swap contracts	–	(3,974,178)

Forward currency contracts		235,846

	$36,031,933	$10,101,294

For the period ended December 31, 2013 the average volume of derivative activities were as follows:

	Options Purchased Cost	Options Written Premiums	Swap Contracts Value	Forwards Currency Contracts Unrealized
Partners Fund	$88,803,216	$5,513,060	$–	$–

International Fund	21,722,191	17,856,039	18,886,493	1,553,141

44	¡	Annual Report

Notes to Financial Statements

Note 12. Collateral

The table below summarizes collateral related to each derivative type held at December 31, 2013. For the purpose of the table, collateral is shown up to the amount of, but not exceeding, the asset or liability. Derivative assets and liabilities are presented in the Statement of Assets and Liabilities at their gross amount.

Partners Fund	Gross Amount in Statement of Assets and Liabilities	Collateral Pledged (Received)	Net Amount
Derivative Assets

Options purchased*	$53,885,308	$(51,605,061)	$2,280,247

Derivative Liabilities

Options Written	(10,713,471)	10,260,061	(453,410)

International Fund

Derivative Assets

Swap contracts	24,353,998	(24,044,486)	309,512

Forward currency contracts	1,396,442	–	1,396,442

	25,750,440	(24,044,486)	1,705,954

Derivative Liabilities

Swap contracts	(4,562,868)	4,294,486	(268,382)

*	Options purchased are included in “Other securities, at market value” in the Statement of Assets and Liabilities.

In addition to collateral, securities valued at $60,178,624 in the International Fund were restricted to cover the notional amount of forward currency contacts.

Note 13. Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments

The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may face increased risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

The Funds have entered into master agreements with its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Note 14. Federal Income Taxes

Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Longleaf Partners Funds	¡	45

Distributions were designated subject to tax as follows:

	Year Ended December 31, 2013
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Long-term capital gains	$247,918,001	$540,598,961	$–	$–

Ordinary income	20,343,744	29,420,281	5,078,816	–

	$268,261,745	$570,019,242	$5,078,816	$–

	Year Ended December 31, 2012
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Long-term capital gains	$1,038,433,238	$212,677,436	$14,628,946	$–

Ordinary income	158,551,347	19,870,809	25,376,933	–

	$1,196,984,585	$232,548,245	$40,005,879	$–

The tax-basis components of net assets at December 31, 2013 were as follows:

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Unrealized appreciation	$2,195,996,414	$987,175,344	$486,072,685	$12,133,661

Unrealized depreciation	(27,748,430)	(5,962,779)	(18,815,096)	(241,768)

Net unrealized appreciation(depreciation)	2,168,247,984	981,212,565	467,257,589	11,891,893

Post Oct-31st loss deferred	–	–	–	–

Undistributed ordinary income	433,479	–	1,189,323	–

Undistributed long-term capital gains	161,261,346	35,048,771	–	–

Tax loss carryforwards (no expiration)	–	–	(93,415,790)	–

Paid-in capital	6,270,598,948	3,110,372,072	1,452,735,979	101,584,009

	$8,600,541,757	$4,126,633,408	$1,827,767,101	$113,475,902

The following permanent reclassifications were made between capital accounts to reflect the tax character of foreign currency transactions and distributions. These reclassifications did not affect results of operations or net assets.

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Undistributed net investment income	$(7,444,787)	$9,697,340	$(1,759,337)	$251,535

Accumulated net realized gain(loss) on investments and foreign currency	7,444,787	(9,697,340)	1,759,337	(56,401)

Paid-in capital	–	–		(195,134)

The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2010-2013), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

46	¡	Annual Report

Financial Highlights

The presentation is for a share outstanding throughout each period.

	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gains (Losses) on Securities Realized and Unrealized	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains
Partners Fund

Year Ended December 31,

2013	$26.39	$0.09	$8.34	$8.43	$(0.08)	$(0.99)

2012	26.65	0.31	3.95	4.26	(0.27)	(4.25)

2011	28.26	0.11	(0.90)	(0.79)	(0.13)	(0.69)

2010	24.09	0.07	4.24	4.31	(0.14)	–

2009	15.69	0.06	8.35	8.41	(0.01)	–

Small-Cap Fund

Year Ended December 31,

2013	28.88	(0.08)	8.62	8.54	–	(4.96)

2012	25.23	0.03	5.67	5.70	(0.03)	(2.02)

2011	26.52	–	0.49	0.49	(0.01)	(1.77)

2010	21.77	0.03	4.83	4.86	(0.11)	–

2009	14.58	0.08	7.11	7.19	–	–

International Fund

Year Ended December 31,

2013	14.04	0.06	3.89	3.95	(0.05)	–

2012	11.90	0.26	2.25	2.51	(0.24)	(0.13)

2011	15.34	0.17	(3.28)	(3.11)	(0.17)	(0.16)

2010	13.66	0.12	1.75	1.87	(0.19)	–

2009	11.09	0.07	2.50	2.57	–	–

Global Fund

Year Ended December 31, 2013	10.00	(0.03)	2.87	2.84	–	–

Inception December 27, 2012 to December 31, 2012	10.00	–	–	–	–	–

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

(b)	Expenses presented net of fee waiver. For the Global Fund, the expense ratio before waiver for the periods ended December 31, 2013 and 2012 were 1.73% and 96.24%, respectively.

Longleaf Partners Funds	¡	47

Total Distri- butions	Net Asset Value End of Period	Total Return(a)	Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.07)	$33.75	32.12%	$8,600,542	0.92%	0.25%	22.73%

(4.52)	26.39	16.53	7,695,310	0.91	0.90	25.53

(0.82)	26.65	(2.85)	7,953,798	0.91	0.39	23.55

(0.14)	28.26	17.89	8,584,963	0.91	0.23	36.72

(0.01)	24.09	53.60	8,039,189	0.91	0.26	28.54

(4.96)	32.46	30.45	4,126,633	0.91	(0.24)	20.41

(2.05)	28.88	22.96	3,384,800	0.92	0.07	14.70

(1.78)	25.23	1.79	3,037,823	0.92	–	37.33

(0.11)	26.52	22.32	3,056,707	0.93	0.14	16.67

–	21.77	49.31	2,500,501	0.95	0.45	12.93

(0.05)	17.94	28.14	1,827,767	1.27	0.36	36.12

(0.37)	14.04	21.23	1,504,040	1.29	1.82	22.59

(0.33)	11.90	(20.29)	1,571,156	1.37	1.07	48.87

(0.19)	15.34	13.69	2,211,191	1.38	0.76	27.80

–	13.66	23.17	2,165,459	1.59	0.55	20.15

–	12.84	28.40	113,476	1.65	(0.55)	4.14

–	10.00	–	10	1.65	–	–

48	¡	Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Longleaf Partners Funds Trust and Shareholders of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Longleaf Partners Funds Trust (comprised of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund, hereafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations, the changes in each of their net assets, and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 10, 2014

Longleaf Partners Funds	¡	49

Statement Regarding Basis for Approval of Investment Advisory Contracts

Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is an open-end management investment company registered with the US Securities and Exchange Commission. Southeastern Asset Management, Inc. (“Southeastern”) acts as investment counsel and fund administrator under agreements with each Fund (the “Agreements”). Trustees for each Fund, including Trustees who are not “interested persons” of the Funds as that term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), are responsible for overseeing the performance of Southeastern and meet annually to review information specific to each Fund to determine whether or not the Agreements with Southeastern ought to be approved.

On September 9, 2013, Trustees for each Fund met to determine whether the Agreements with Southeastern should be approved for the period November 1, 2013 to October 31, 2014. In advance of the meeting, the Independent Trustees reviewed materials relating to the existing Agreements, including an independent expense and performance summary prepared by Lipper Inc. The Lipper materials included comparisons of each Fund with other funds in a comparable Lipper universe, as well as additional funds selected for comparison by the Independent Trustees. Trustees reviewed this comparative Lipper data regarding management and non-management fees and expenses, portfolio turnover, brokerage commissions, investment performance and long-term performance in light of total fund expenses (the “Lipper Data”). Other materials reviewed included information concerning the nature, extent and quality of Southeastern’s services, Southeastern’s profitability and financial results, including advisory fee revenue and separate account advisory fee schedules, and whether economies of scale are, or would be, shared with Fund investors as assets under management increase. Based on the information reviewed, as well as information received throughout the year and first-hand interaction with Southeastern’s personnel, the Trustees for each Fund unanimously approved the selection of Southeastern as adviser and administrator, and the amounts to be paid by each Fund under Agreements with Southeastern.

In considering the Agreements, the Trustees did not identify any single factor as all-important or controlling, and each Trustee may have weighed various factors differently. The following summary does not detail all the factors considered, but discusses the material factors and the Trustees’ conclusions.

Nature, Extent and Quality of Services Provided

While the investment performance of each Fund and Southeastern (discussed below) is relevant to an evaluation of the nature, extent and quality of services provided, the Trustees also considered Southeastern’s governing principles as significant. These principles are stated at the beginning of the Funds’ Prospectus:

•	We will treat your investment as if it were our own.

•	We will remain significant investors in Longleaf Partners Funds.

•	We will invest for the long-term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

•

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

•	We will focus our assets in our best ideas.

•	We will not impose loads or 12b-l charges on mutual fund shareholders.

•	We will consider closing to new investors if closing would benefit existing clients.

50	¡	Annual Report

Statement Regarding Basis for Approval of Investment Advisory Contracts

•	We will discourage short-term speculators and market timers.

•	We will continue our efforts to enhance shareholder services.

•	We will communicate with our investment partners as candidly as possible.

The Trustees concluded that Southeastern had been successful in operating each Fund under these governing principles, and that Longleaf shareholders had benefited from Southeastern’s execution of its investment discipline over the long term, as well as its shareholder oriented approach. Southeastern’s actions on behalf of shareholders have gone beyond stock selection and included active engagement with portfolio companies when necessary and involvement in the market structure debate. The Trustees looked favorably on Southeastern’s unique Code of Ethics requirement that employees use Longleaf for virtually all public equity investing. The Trustees noted that, as one of the largest shareholder groups, Southeastern and its affiliates’ interests are aligned with other shareholders, facing the same risks, paying the same fees, and sharing the same motivation to achieve positive absolute returns. In addition, significant investment by Southeastern’s personnel has contributed to the economies of scale which have lowered fees and expenses for shareholders over time.

The Trustees recognized Southeastern’s consistent implementation of the governing principles, noting that Southeastern and the Funds had continued to receive recognition in the press, and among industry observers and participants, for the quality of its investment process, as well as its shareholder orientation and integrity. The Trustees expressed confidence in the research, analysis, knowledge and 38-years’ experience of Southeastern. The Trustees concluded that shareholders buy the Funds primarily to gain access to Southeastern’s investment expertise and shareholder orientation, and weighed this heavily in approving the Agreements.

Trustees concluded that Southeastern’s administrative services, including fund accounting, legal, trading, shareholder reporting, compliance and oversight of Fund operations, had been high quality, and favored approving Southeastern for another year. Trustees concluded that Southeastern had been open, responsive, timely and cooperative in providing information required to oversee the Funds.

Comparative Investment Performance of the Funds and Adviser

Using the Lipper Data, the Trustees compared each Fund through periods ended July 31, 2013, to other similar funds, as well as the following objective benchmarks: inflation plus 10%, and each Fund’s market index plus 200 basis points. While the Global Fund’s strong early track record was not yet long enough to be meaningful, each of the Partners, Small-Cap and International Funds’ 1-year performance had been outstanding, materially outperforming inflation plus 10%, and in the case of the International Fund, also far exceeding the MSCI EAFE Index plus 200 basis points with a 36.10% return. The Partners and Small-Cap Funds exceeded their benchmarks plus 200 basis points over longer periods.

The Trustees also reviewed after-tax performance information for each Fund and noted that taxable shareholders were benefited by Southeastern’s long-term, low turnover, tax efficient management style as compared to funds with more frequent trading.

The Costs of the Services to be Provided and Profits to be Realized by the Investment Adviser and its Affiliates from the Relationship with the Fund

The Trustees considered each Fund’s management fee rates and expense ratios relative to industry averages, advisory fees charged to Southeastern’s private account clients and similar funds selected by Lipper and the Independent Trustees.

Longleaf Partners Funds	¡	51

While Southeastern’s management fees for each Fund were above average, non- management expenses were below average, due in part to Southeastern’s performance and/or oversight of various operating functions. While the Trustees considered these fees separately, they viewed total expenses borne by shareholders as more important. In addition, the Trustees weighed favorably the fact that Southeastern had foregone additional fee income by closing each Fund to protect shareholder interests. The Trustees noted that Longleaf Partners Fund had been closed from July 2004 to January 2008, Longleaf Partners International Fund had been closed from February 2004 to July 2006, and Longleaf Partners Small-Cap Fund had been closed since July 1997. The Trustees also recognized that Southeastern does not have an affiliated entity providing transfer agent, custodian, broker dealer or services other than investment management and fund administration. Accordingly, Southeastern neither generates additional fees for itself through related entities, nor allocates Fund brokerage to pay its expenses. The transparency of Southeastern’s fees and lack of supplemental sources of revenue was a significant factor to the Trustees.

With respect to Longleaf Partners Fund, for the five and ten year period ended July 31, 2013, the Fund charged below average total expenses when compared to its Lipper universe. With respect to Longleaf Partners Small-Cap Fund, for both the 5 and 10 year periods, it generated above average returns with below average expenses compared to its Lipper universe. The Trustees took into account very strong recent as well as long-term performance, Southeastern’s efforts to strengthen the international research team, the costs of maintaining overseas offices, as well as a reduction in fees introduced in 2011, when evaluating the fee level of the International Fund. In light of the qualifications, experience, reputation, and performance of Southeastern with respect to each Fund, as well as the steps taken to limit or reduce receipt of fees over time, the Trustees concluded that fee rates paid to Southeastern by each Fund are at an acceptable level.

The Trustees compared the fees paid to Southeastern by the Funds with those paid by Southeastern’s private account clients. To the extent private account fees were lower than Fund fees, the Trustees concluded that the range of services provided to the Funds is more extensive and the risks associated with operating SEC registered, publicly traded mutual funds are greater. Funds are more work because of the complex overlay of regulatory, tax and accounting issues which are unique to mutual funds. In addition, the work required to service shareholders is more extensive because of the significantly greater number and managing trading is more complex because of more frequent fund flows, as well as IRS diversification compliance. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense. The Trustees concluded that reasonable justifications exist to the extent that there are differences in fee rates between the two lines of business.

The Trustees reviewed reports of Southeastern’s financial position, including overall revenues and expenses of the firm, as well as an Investment Manager Profitability Analysis prepared by Lipper Inc. While the Trustees considered the profitability of Southeastern as a whole, and jointly determined with Southeastern a method to allocate costs between mutual fund and private account activities, they did not evaluate on a Fund-by-Fund basis Southeastern’s profitability and/or costs. Because no generally accepted cost allocation methodology exists, and estimating the cost of providing services on a Fund specific basis is difficult, Southeastern provided its complete financial statements to the Trustees and stipulated conservatively for renewal purposes that its operation of each Fund should be considered highly profitable, at least as profitable as, if not more profitable than, investment managers with similar assets under management. The Trustees concluded that significant profits were not unreasonable given Southeastern’s successful investment management and strong shareholder orientation, as well as steps it had taken to limit or reduce its fees over time. As between the Funds and private account business, the

52	¡	Annual Report

Statement Regarding Basis for Approval of Investment Advisory Contracts

Trustees acknowledged that cost allocation methods were not precise, but felt profits derived with respect to the Funds were acceptable in light of all the facts and circumstances. The Trustees also gave significant weight to the preferences and expectations of individual Fund shareholders and their relative sophistication, noting that the level of assets under management (despite closing often, no sales force, or 12b-l plan) is a direct result of Southeastern’s successful asset management and strong shareholder orientation. Similarly, if a shareholder wants to redeem, he or she is not constrained by the thought of having to pay a redemption fee or to recoup a front-end load. Thus, in assessing whether the costs of Southeastern’s services and its resulting profits are acceptable, the Trustees considered it meaningful that the Funds’ asset base consists of shareholders who have freely chosen to retain access to Southeastern’s services, with full disclosure of advisory fee rates.

The Extent to which Economies of Scale would be Realized as each Fund Grows, and whether Current Fee Levels Reflect these Economies of Scale for the Benefit of Fund Investors

Because Southeastern’s fee structure for each Fund contains a breakpoint, economies of scale will be realized as each Fund grows. The Trustees noted that Southeastern bore costs in excess of each Fund’s expense limitation in early years, and that total expenses of each Fund have declined as a percentage of assets over time. Because fee levels for Longleaf Partners Fund and Longleaf Partners Small-Cap Fund currently reflected a greater sharing of economies of scale than the fee for Longleaf Partners International Fund, and in order to reward the loyalty of International Fund shareholders, Southeastern recommended a reduction in that Fund’s breakpoint from $2.5 billion to $500 million in 2011. The higher breakpoint had been set in expectation that the International Fund could become as large as the Partners Fund. While it could still become that large in time, Southeastern was mindful that at current asset levels, shareholders did not benefit from the breakpoint. With this in mind, the breakpoint for the Global Fund was set at the same $500 million level. Accordingly, the Trustees were satisfied that breakpoints of each Fund were set at appropriate levels, and economies of scale would be shared sufficiently with Fund shareholders.

Conclusion

While the material factors that the Trustees considered are summarized above, each individual Trustee considered and weighed in the aggregate all information prior to making a renewal decision. All Trustees, including the Independent Trustees, concluded that Southeastern’s fee structure was fair and reasonable in light of the nature and quality of services provided, and that approval of the Investment Counsel and Fund Administration Agreements was in the best interest of each Fund and its shareholders.

54	¡	Annual Report

Expense Example

Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.

The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at July 1, 2013 and held through December 31, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”

Ongoing Expenses and Actual Fund Returns

for the Period July 1, 2013 to December 31, 2013

	Partners	Small-Cap	International	Global
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value	1,321.21	1,304.50	1,281.42	1,284.00

Expenses Paid During Period*	5.32	5.29	7.25	9.50

Annualized Expense Ratio for Period	0.91%	0.91%	1.26%	1.65	%(a)

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 365 days in the current year.

(a)	Shown net of fee waiver.

Longleaf Partners Funds	¡	55

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.

The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the third line of the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.

Ongoing Expenses and Hypothetical 5% Return

for the Period July 1, 2013 to December 31, 2013

	Partners	Small-Cap	International	Global
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value	1,020.62	1,020.62	1,018.85	1,016.89

Expenses Paid During Period*	4.63	4.63	6.41	8.39

Annualized Expense Ratio for Period	0.91%	0.91%	1.26%	1.65	%(a)

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 365 days in the current year.

(a)	Shown net of fee waiver.

56	¡	Annual Report

Information on Boards of Trustees

Each Fund is served by a separate Board of Trustees composed of eight members. The membership of each Board is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving except for Rex M. Deloach were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.

Name, Age And Address	Positions Held With Funds	Length of Service as Trustee (Year Began)
Affiliated or Interested Trustees*

O. Mason Hawkins, CFA, (65) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Co-Portfolio Manager	Partners Fund Small-Cap Fund International Fund Global Fund	1987 1989 1998 2012

Margaret H. Child (58) 137 Marlborough Street #3 Boston, MA 02116	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2001 2001 2001 2012

Independent or Non-Interested Trustees

Chadwick H. Carpenter, Jr. (63) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1993 1993 1998 2012

Daniel W. Connell, Jr. (65) 4016 Alcazar Avenue Jacksonville, FL 32207	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1997 1997 1998 2012

Rex M. Deloach (76) 608-08 Van Buren Oxford, MS 38655	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2003 2003 2003 2012

Steven N. Melnyk (66) 5015 Pirates Cove Road Jacksonville, FL 32210	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1991 1991 1998 2012

C. Barham Ray (67) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1992 1992 1998 2012

Perry C. Steger (51) 1978 South Austin Avenue Georgetown, TX 78626	Chairman of the Board	Partners Fund Small-Cap Fund International Fund Global Fund	2001 2001 2001 2012

*	Mr. Hawkins is a director and officer of Southeastern Asset Management, Inc. and as such is classified as an “interested” Trustee. Ms. Child is not affiliated with Southeastern, but performs certain administration and operational functions for the Funds in Massachusetts, their state of organization, and could be deemed to be an “interested” Trustee.

Longleaf Partners Funds	¡	57

Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Affiliated or Interested Trustees*

Chairman of the Board and Chief Executive Officer, Southeastern Asset Management, Inc.	4

Marketing Consultant since 2005; Chief Marketing Officer, Bingham McCutchen, LLP (1999-2004) (an international law firm); Director of Marketing, Arthur Andersen LLP (accounting firm) Memphis office (1991-98), Atlanta office (1998-99).	4

Independent or Non-Interested Trustees

Private Investor and Consultant since 1998; Senior Executive Officer, Progress Software Corp. (1983-98)	4

Private Investor since 2006; President and CEO, Twilight Ventures, LLC (investment holding company) (2004-2006); Senior Vice President-Marketing, Jacksonville Jaguars (NFL franchise) (1994-2004)	4

President, Financial Insights, LLC (financial consulting and litigation support) since 2002; Vice President, The Oxford Company (private land and timber, investments) (1994-2012).	4

Senior Vice President, Stephens, Inc. since 2009; Real Estate Development, The Sea Island Company, (2005-2009); Private Investor and Consultant since 1997; Golf Commentator, ABC Sports since 1991; President, Riverside Golf Group, Inc. since 1989.	4

Private Investor and Consultant since 2008; Partner, 360 Goodwyn LLC (real estate development) since 2005; Partner, SSM Corp. (venture capital firm) 1974-2007	4	Director, Financial Federal Savings Bank, Memphis, TN and INNOVA, Memphis, TN

President, Steger & Bizzell Engineering, Inc. (engineering firm) since 2003; Director of Product Strategy, National Instruments, Inc. (1996-2003)	4

58	¡	Annual Report

Fund Information

The following additional information may be obtained for free by calling (800)445-9469, Option 1, or visiting longleafpartners.com, or on the SEC’s website at sec.gov.

Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.

Quarterly Portfolio Holdings

Longleaf files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q, which is available on the

SEC’s website, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Please call (800) SEC-0330 for information on the operation of the Public Reference Room.

In addition to Form N-Q, Longleaf publishes reports for each calendar quarter. These reports include complete schedules of portfolio holdings, as well as performance updates and management discussion. We furnish Longleaf’s Quarterly Reports in lieu of Form N-Q to shareholders who request information about our first and third quarter portfolio holdings, and Semi-Annual and Annual Reports for requests related to the second and fourth quarters, respectively.

Fund Trustees

Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Longleaf Partners Funds	¡	59

Service Directory

Call (800) 445-9469

Fund Information  ¡  Option 1

To request a printed Prospectus, Summary Prospectus (southeasternasset.com/misc/prospectus.cfm), Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.

Daily Fund Prices  ¡  Option 2

For automated reporting 24 hours a day, seven days a week.

Account Information  ¡  Option 3

For account balance and transaction activity, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

Shareholder Inquiries  ¡  Option 0

To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

Correspondence

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds P.O. Box 9694 Providence, RI 02940-9694	Longleaf Partners Funds c/o BNY Mellon 4400 Computer Drive Westborough, MA 01581 (800) 445-9469

Published Daily Price Quotations

Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.

Abbreviation	Symbol	Cusip	Transfer Agent Fund Number	Status to New Investors
Partners	LLPFX	543069108	133	Open

Sm-Cap	LLSCX	543069207	134	Closed 7/31/97

Intl	LLINX	543069405	136	Open

Global	LLGLX	543069504	137	Open

Governing Principles

We will treat your investment as if it were our own.

We will remain significant investors in Longleaf Partners Funds.

We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

We will focus our assets in our best ideas.

We will not impose loads or 12b-1 charges on mutual fund shareholders.

We will consider closing to new investors if closing would benefit existing clients.

We will discourage short-term speculators and market timers.

We will continue our efforts to enhance shareholder services.

We will communicate with our investment partners as candidly as possible.

Item 2.	Code of Ethics.

On December 8, 2003, the Boards of Trustees of the Longleaf Partners Funds adopted a Code of Ethics applicable to officers of Southeastern Asset Management, Inc. performing the principal executive function, the principal financial function, and the principal legal function for the Funds. This Code of Ethics, as amended, may be obtained without charge, upon request, by calling (901) 761-2474 and asking Southeastern’s General Counsel for a copy.

Item 3.	Audit Committee Financial Expert.

On December 8, 2003, the Independent Trustees of the Longleaf Partners Funds selected Rex M. Deloach to replace G. Staley Cates as Trustee, effective upon Mr. Cates resignation from the Boards December 31, 2003. Mr. Deloach is “independent” as defined by Item 3 of Form N-CSR, and serves as chairman of the Audit Committee. The Trustees have determined that Mr. Deloach meets the definition of “audit committee financial expert” as set forth in Item 3 of Form N-CSR.

In accordance with the SEC’s safe harbor rule for “audit committee financial experts,” no member designated as an audit committee financial expert shall (i) be deemed an “expert” for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on a member of the board or the audit committee not so designated. Additionally, the designation of a member or members as an “audit committee financial expert” shall in no way affect the duties, obligations or liabilities of any member of the audit committee, or the board, not so designated.

Item 4.	Principal Accountant Fees and Services.

Services	2012	2013
(a.) Audit Fees Audits of the Funds	$167,250	$221,640

(b.) Audit Related Fees Quarterly tax diversification review, tax department review of financial statements	$34,575	$6,000

(c.) Tax Fees Preparation of tax returns, tax consultation and research	$27,200	$55,424

(d.) All other fees	$—	$—

PricewaterhouseCoopers LLP (PwC) serves as the principal accountant for the Longleaf Partners Funds. Under Longleaf’s Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services. No additional pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X have been adopted. No services included in (b.) through (d.) above were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. PwC’s Dublin office provided $15,990 of audit and $23,124 of tax services to Longleaf Management Company (Ireland) Limited, a 100% wholly owned subsidiary of Southeastern Asset Management, Inc., $40,441 of audit and $10,694 of tax services to Longleaf Partners Unit Trust, an Irish based UCITS Fund managed by Southeastern, and $22,151 of tax services to Southeastern Asset Management, Inc. related to the UCITS Funds.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

A complete schedule of investments for the period ended December 31, 2013 is included in the Annual Report filed under Item I of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the most recent fiscal quarter of the period covered by this report (ie, the fourth quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins Trustee Longleaf Partners Funds Trust

Date February 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins
O. Mason Hawkins Chairman and CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date February 18, 2014

By	/s/ Julie M. Bishop
Julie M. Bishop Mutual Fund CFO & Principal, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date February 18, 2014

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.